As filed with the Securities and Exchange Commission on October 6, 2023

1933 Act Registration No. 333-266913

1940 Act Registration No. 811-23820

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 7	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 12	☑

(Check appropriate box or boxes)

MORGAN STANLEY ETF TRUST

(Exact Name of Registrant as Specified in Charter)

522 Fifth Avenue

New York, New York 10036
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 869-6397

Mary E. Mullin, Esq.

1633 Broadway

New York, New York 10019

(Name and Address of Agent for Service)

Copies to:

Mark Parise, Esq. Perkins Coie LLP 1155 Avenue of the Americas 22nd Floor New York, New York 10036	Allison M. Fumai, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Approximate Date of Proposed Public Offering:

As soon as practicable after this Post-Effective Amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On October 7, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Parametric Hedged Equity ETF

Prospectus   |   October 7, 2023

Portfolio	Ticker Symbol	Exchange
Parametric Hedged Equity ETF	PHEQ	NYSE Arca
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in the  Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the  Fund involves investment risks, and you may lose money in the Fund.
PARAMETHDGEQTYETFPRO

Parametric   |   Fund Summary
Parametric Hedged Equity ETF
Investment Objective
Parametric Hedged Equity ETF (the “Fund”) seeks to provide capital appreciation  while limiting losses experienced by investors (before fees, expenses, and taxes) through the incorporation of an option overlay hedge strategy.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay fees other than the fees and expenses of the Fund, such as brokerage commissions and other fees charged by financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses1  (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.29%
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.29%
1	The Fund’s management agreement provides that the Fund’s “Adviser,” Morgan Stanley Investment Management Inc., will pay substantially all expenses of the Fund (including expenses of Morgan Stanley ETF Trust (the “Trust”) relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.
2	Other Expenses have been estimated for the current fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example does not take into account brokerage commissions that you pay when purchasing or selling shares of the Fund.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell your shares at the end of those periods. The example also assumes your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$30	$93
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Fund.
Principal Investment Strategies
The Fund seeks to provide capital appreciation by investing its net assets in equity securities of certain U.S. large capitalization companies (the “Equity Portfolio”) that are constituents of the Solactive GBS US 500 (the “Equity Portfolio Index”) at the time of purchase.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes.
Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. With respect to the Fund’s Equity Portfolio, the Fund invests primarily in common stock. The Fund’s performance will largely depend on the performance of the Equity Portfolio. The Equity Portfolio Index seeks to provide the returns of the 500 largest U.S. companies, as measured by market capitalization. The Equity Portfolio Index is comprised of the common stock of 500 U.S. companies ranked by total market capitalization in descending order. The constituents of the Equity Portfolio Index are weighted according to the securities’ free float market capitalization. The Equity Portfolio Index is rebalanced and reconstituted quarterly.
In constructing the Equity Portfolio, the Fund seeks to provide investment returns that are substantially similar to the Equity Portfolio Index while limiting the overlap between its investments that reflect constituents of the Equity Portfolio and the underlying constituents of the options in which the Fund invests (the “Options Portfolio”, as described in more detail below) to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. The Equity Portfolio weightings are determined via an optimization process intended to provide return and risk characteristics that closely track those of
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Parametric   |   Fund Summary
Parametric Hedged Equity ETF (Con’t)
the Equity Portfolio Index across key fundamental attributes such as value, growth, size, volatility, and momentum in addition to categorical attributes such as sector and industry. Through this optimization of holdings representing constituents of the Equity Portfolio Index, the Equity Portfolio is not expected to hold each of the constituents of the Equity Portfolio Index and the Fund’s investments that reflect constituents of the Equity Portfolio may be overweight or underweight as compared to the Equity Portfolio Index’s weighting.
The Fund expects that dividends received from its investment in equity securities that comprise the Equity Portfolio Index will be distributed to shareholders on a quarterly basis.
The Fund may incorporate tax loss harvesting within the Equity Portfolio to maximize realization of losses. Realized losses in the Equity Portfolio may be used to offset realized gains in the Options Portfolio and Equity Portfolio.
The Fund also pursues an option overlay hedging strategy that seeks to mitigate losses experienced by investors while foregoing some upside potential. In pursuing this strategy, the Fund will purchase and sell exchange-traded put options and sell exchange-traded call options, utilizing options based on the S&P 500® Index (“Underlying Index”). The combination of the Equity Portfolio and the Option Portfolio hedging strategy is intended to provide the Fund with a significant portion of returns associated with the Equity Portfolio Index, while exposing the Fund to less risk of loss than an investment in the constituents of the Equity Portfolio Index.
An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (in the case of a call option), or to sell (in the case of a put option), a particular asset at an agreed upon price (commonly known as the “strike price”) at a specified future date.
The options overlay hedging strategy is constructed by buying a put option at a higher strike price (approximately 10% below the current price of the Underlying Index) while writing a put option at a relatively lower strike price (approximately 30% below the current price of the Underlying Index) and simultaneously selling a call option that substantially offsets the cost of the put option spread. This combined structure is known as a “put spread collar” strategy. While the put spread collar structure will have approximately zero net premium at its initiation, subsequent changes in the price of the Underlying Index, as well as other factors described below, will affect its ongoing (net market) value as well as each existing option’s moneyness (where moneyness refers to an option’s strike price divided by the current price of the Underlying Index, as a percentage).
The strategy is intended to provide the Fund with downside protection against general market movements, while foregoing some upside potential. Specifically, a put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the call options also reduces the Fund’s ability to profit from increases in the value of its Equity Portfolio beyond the strike price of the call option sold.
In implementing the option overlay hedging strategy, the Fund seeks to provide “laddered” hedge exposure. Laddering is an investment technique designed to diversify hedges and avoid the risk of reinvesting a large portion of assets in an unfavorable market environment and to create more opportunities to roll hedges (i.e., one option position expires and a new option position is opened in the same underlying security)  and secure gains during extended periods of market appreciation. To implement this technique, the Fund holds options for multiple one-year periods (each, a hedge period) staggered three-months apart with the goal of mitigating potential risks associated with only one hedge period. The Fund will seek to ladder its option hedges such that one structure expires and is rolled out another year at the end of each calendar quarter. Accordingly, each option hedge structure (i.e., put spread collar) will notionally cover approximately 25% of the Fund’s exposure to the Equity Portfolio. Upon expiry, each option hedge structure will be rolled out to the same month-end in the next calendar year. Laddering of hedge exposure results in downside protection and upside capture potential that is less explicit on any particular date than for hedges with a single hedge structure. The Fund may rebalance quarterly in alignment with the expiration of the option positions underlying the option hedge structure.
The value of the options in which the Fund invests is affected by changes in the value and dividend rates of the securities that comprise the Underlying Index (a large-cap, market-weighted, U.S. equities index), changes in interest rates, changes in the actual or perceived volatility of the Underlying Index, and the remaining time to the options’ expiration, as well as trading conditions in the options market and other market factors.
Principal Risks
There is no assurance that the Fund will achieve its  investment objective, and you can lose money investing  in this Fund. The principal risks of investing in the Fund include:
2

Parametric   |   Fund Summary
Parametric Hedged Equity ETF (Con’t)

•
Equity Securities. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions. During periods when equity securities experience heightened volatility, such as during periods of market, economic or financial uncertainty or distress, the Fund’s investments in equity securities may be subject to heightened risks.

•
Information Technology Sector Risk. To the extent the Fund invests a substantial portion of its assets in the information technology sector, the value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, product obsolescence, government regulation, and competition, and may fluctuate more than that of a fund that does not invest significantly in companies in the technology sector.

•
Options Risk. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. Options, may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options, can be highly volatile and the use of options can lower total returns.

•
Option Writing Risk. Writing call options involves the risk that the Fund may be required to sell the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or below the market price of such underlying security or instrument, at the time the option is exercised. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or instrument covering the option above the sum of the premium and the exercise price, but retains the risk of loss should the price of the underlying security or instrument decline. Additionally, the Fund’s call option writing strategy may not fully protect it against declines in the value of the market.

During periods in which equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying security or instrument over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying security or instrument over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without such an options writing strategy.

Writing put options involves the risk that the Fund may be required to buy the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or above the market price of such underlying security or instrument, at the time the option is exercised. While the Fund’s potential gain in writing a put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security or instrument, offset only by the amount of the premium received. The Fund will also incur a form of economic leverage through its use of call and put options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund.

During periods in which equity markets are generally unchanged or rising, or in a modestly falling market where the income from premium exceeds the aggregate depreciation of the underlying security or instrument below its exercise price, a diversified portfolio receiving premiums from its put option writing strategy may outperform the same portfolio without such an options strategy. However, in declining markets where the aggregate depreciation of the underlying security or instrument below its exercise price exceeds the income from premiums, a portfolio with a put writing strategy could significantly under-perform the same portfolio without the options writing strategy.

There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the seller of an uncovered call option, the Fund bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The seller of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

•

Underlying Index. The Fund invests in options that derive their value from the Underlying Index, and therefore, in addition to the performance of the Equity Portfolio, the Fund’s investment performance at least partially depends on the investment performance of the Underlying Index. The value of the Underlying Index  will fluctuate over time based on fluctuations in the values of the

3

Parametric   |   Fund Summary
Parametric Hedged Equity ETF (Con’t)

securities that comprise the Underlying Index, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities.

•
Correlation. As an option approaches its expiration date, its value typically will increasingly move with the value of the Underlying Index. However, the value of the options may vary prior to the expiration date because of related factors other than the value of the Underlying Index. The value of the options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the options include interest rate changes and implied volatility levels of the Underlying Index, among others. The value of the options held by the Fund typically do not increase or decrease at the same level as the Underlying Index’s share price on a day-to-day basis due to these factors (although they generally move in the same direction).

•
Clearing Member. Transactions in some types of derivatives are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments to and receive payments from a clearing house through their accounts at clearing members. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.

•
Derivatives. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument, including market risk, and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

•
Investment Objective. There is no guarantee that the Fund will be successful in its attempt to achieve its investment objective and/or its strategy to seek to provide protection against losses. Certain circumstances under which the Fund might not achieve its objective include, but are not limited to: (i) if the Fund disposes of options; (ii) if the Fund is unable to maintain the proportional relationship based on the number of options in the Fund’s portfolio; (iii) significant accrual of Fund expenses in connection with effecting the Fund’s investment strategy; (iv) losses resulting from the Fund’s investment strategy; (v)  adverse tax law changes affecting the treatment of options or (vi) when there are significant differences in the returns of the Equity Portfolio and the returns of the Underlying Index. In addition, the Fund’s option overlay hedging strategy may not provide protection against losses, especially in rising equity markets when the Fund would be expected to underperform such equity markets. The Fund’s option overlay hedging strategy is not expected to provide protection against losses during periods with low volatility in equity markets when the Fund would be expected to perform similarly with equity markets.

•
Liquidity. The Fund may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

•
Tax Risk. The Fund intends to limit the overlap between its stock holdings and the stock holdings of the Underlying Index to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the option contracts it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the stock holdings of the Underlying Index under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions and may decrease the amount of the Fund’s dividends that may be reported as qualified dividend income. The tax consequences of such straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non- liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to U.S.

4

Parametric   |   Fund Summary
Parametric Hedged Equity ETF (Con’t)

shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

•	ETF Structure Risks.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Trading Risk. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser and/or Sub-Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than NAV during periods when there is a significant premium or discount. Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.

•
Active Management Risk. In pursuing the Fund’s investment objective, the Adviser and/or Parametric Portfolio Associates LLC (the “Sub-Adviser”) has considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser or Sub-Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance. The Sub-Adviser uses proprietary investment techniques and analyses in making investment decisions for the Fund, seeking to achieve its investment objective while minimizing exposure to security-specific risk. The strategy seeks to take advantage of certain quantitative and behavioral market characteristics identified by the Sub-Adviser, utilizing a rules-based process and systematic rebalancing. A systematic investment process is dependent on the Sub-Adviser’s skill in developing and maintaining that process. The Fund’s strategy has not been independently tested or validated, and there can be no assurance that it will achieve the desired results.

•
New Fund Risk. A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

•
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price and exacerbate pre-existing risks to the Fund.

Performance Information
As of the date hereof, the Fund has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Fund, this section will include charts that provide some indication of the risks of an investment in the Fund, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to the benchmark index selected for the Fund. Performance information for the Fund will be available online at www.eatonvance.com or by calling toll-free 800-836-2414.
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Parametric   |   Fund Summary
Parametric Hedged Equity ETF (Con’t)
Fund Management
Adviser. Morgan Stanley Investment Management Inc.
Sub-Adviser. Parametric Portfolio Associates LLC
Portfolio Managers. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser or Sub-Adviser	Date Began Managing Fund
Thomas Seto	Head of Investment Management of the Sub-Adviser	Since Inception
James Reber	Managing Director of the Sub-Adviser	Since Inception
Alex Zweber, CFA, CAIA	Managing Director of the Sub-Adviser	Since Inception
Michael Zaslavsky, CFA, CAIA	Senior Investment Strategist of the Sub-Adviser	Since Inception
Larry Berman	Managing Director of the Sub-Adviser	Since Inception
Mathew Maillet	Executive Director of the Adviser	Since Inception
Purchase and Sale of Fund Shares
Individual shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at market price. Because shares trade at market prices, rather than NAV, shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).
You may incur costs attributable to the difference between the highest price a buyer is willing to pay for shares (bid) and the lowest price a seller is willing to accept for shares (ask) (the “bid-ask spread”) when buying or selling shares in the secondary market.
Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads (when available), will be available on the Fund’s website at www.eatonvance.com.
Tax Information
The Fund intends to make dividends and distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or financial intermediary (such as a bank), the Adviser and/or Foreside Fund Services, LLC (the “Distributor”) may pay the financial intermediary for the sale of Fund shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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Parametric   |   Details of the Fund
Parametric Hedged Equity ETF
Investment Objective
The Fund seeks to provide capital appreciation  while limiting losses experienced by investors (before fees, expenses, and taxes) through the incorporation of an option overlay hedge strategy.
The Fund’s investment objective may be changed by the Trust’s Board of Trustees without shareholder approval, but no change is anticipated. If the Fund’s investment objective changes, the Fund will notify shareholders and shareholders should consider whether the Fund remains an appropriate investment in light of the change.
Approach
The Fund seeks to provide capital appreciation by investing its net assets in equity securities of certain U.S. large capitalization companies (the “Equity Portfolio”) that are constituents of the Solactive GBS US 500 (the “Equity Portfolio Index”) at the time of purchase.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  This policy may be changed without shareholder approval; however, shareholders would be notified upon 60 days’ notice in writing of any changes.
The Fund also pursues an option overlay hedging strategy that seeks to mitigate losses experienced by investors while foregoing some upside potential. In pursuing this strategy, the Fund will purchase and sell exchange-traded put options and sell exchange-traded call options, utilizing options based on the S&P 500® Index (“Underlying Index”). The combination of the Equity Portfolio and the Option Portfolio (defined below) hedging strategy is intended to provide the Fund with a significant portion of returns associated with the Equity Portfolio Index, while exposing the Fund to less risk of loss than an investment in the constituents of the Equity Portfolio Index.
Process
Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. With respect to the Fund’s Equity Portfolio, the Fund invests primarily in common stock. The Fund’s performance will largely depend on the performance of the Equity Portfolio. The Equity Portfolio Index seeks to provide the returns of the 500 largest U.S. companies, as measured by market capitalization. The Equity Portfolio Index is comprised of the common stock of 500 U.S. companies ranked by total market capitalization in descending order. The constituents of the Equity Portfolio Index are weighted according to the securities’ free float market capitalization. The Equity Portfolio Index is rebalanced and reconstituted quarterly.
In constructing the Equity Portfolio, the Fund seeks to provide investment returns that are substantially similar to the Equity Portfolio Index while limiting the overlap between its investments that reflect constituents of the Equity Portfolio and the underlying constituents of the options in which the Fund invests (the “Options Portfolio”, as described in more detail below) to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. The Equity Portfolio weightings are determined via an optimization process intended to provide return and risk characteristics that closely track those of the Equity Portfolio Index across key fundamental attributes such as value, growth, size, volatility, and momentum in addition to categorical attributes such as sector and industry. Through this optimization of holdings representing constituents of the Equity Portfolio Index, the Equity Portfolio is not expected to hold each of the constituents of the Equity Portfolio Index and the Fund’s investments that reflect constituents of the Equity Portfolio may be overweight or underweight as compared to the Equity Portfolio Index’s weighting.
The Fund expects that dividends received from its investment in equity securities that comprise the Equity Portfolio Index will be distributed to shareholders on a quarterly basis.
The Fund may incorporate tax loss harvesting within the Equity Portfolio to maximize realization of losses. Realized losses in the Equity Portfolio may be used to offset realized gains in the Options Portfolio and Equity Portfolio. The Fund does not expect to invest in derivatives in connection with the Equity Portfolio.
An options contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy (in the case of a call option), or to sell (in the case of a put option), a particular asset at an agreed upon price (commonly known as the “strike price”) at a specified future date.
The options overlay hedging strategy is constructed by buying a put option at a higher strike price (approximately 10% below the current price of the Underlying Index) while writing a put option at a relatively lower strike price (approximately 30% below the current price of the Underlying Index) and simultaneously selling a call option that substantially offsets the cost of the put option spread. This combined structure is known as a “put spread collar” strategy. While the put spread collar structure will have approximately zero net premium at its initiation, subsequent changes in the price of the Underlying Index, as well as other factors
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Parametric   |   Details of the Fund
Parametric Hedged Equity ETF (Con’t)
described below, will affect its ongoing (net market) value as well as each existing option’s moneyness (where moneyness refers to an option’s strike price divided by the current price of the Underlying Index, as a percentage).
The strategy is intended to provide the Fund with downside protection against general market movements, while foregoing some upside potential. Specifically, a put option spread seeks to protect the Fund against a decline in price, but only to the extent of the difference between the strike prices of the put option purchased and the put option sold. Entering into put option spreads is typically less expensive than a strategy of only purchasing put options and may benefit the Fund in a flat to upwardly moving market by reducing the cost of the downside protection; the downside protection of the put option spread, however, is limited as compared to just owning a put option. The premiums received from writing call options are intended to provide income which substantially offsets the cost of the put option spread, but writing the call options also reduces the Fund’s ability to profit from increases in the value of its Equity Portfolio beyond the strike price of the call option sold.
In implementing the option overlay hedging strategy, the Fund seeks to provide “laddered” hedge exposure. Laddering is an investment technique designed to diversify hedges and avoid the risk of reinvesting a large portion of assets in an unfavorable market environment and to create more opportunities to roll hedges (i.e., one option position expires and a new option position is opened in the same underlying security)  and secure gains during extended periods of market appreciation. To implement this technique, the Fund holds options for multiple one-year periods (each, a hedge period) staggered three-months apart with the goal of mitigating potential risks associated with only one hedge period. The Fund will seek to ladder its option hedges such that one structure expires and is rolled out another year at the end of each calendar quarter. Accordingly, each option hedge structure (i.e., put spread collar) will notionally cover approximately 25% of the Fund’s exposure to the Equity Portfolio. Upon expiry, each option hedge structure will be rolled out to the same month-end in the next calendar year. Laddering of hedge exposure results in downside protection and upside capture potential that is less explicit on any particular date than for hedges with a single hedge structure. The Fund may rebalance quarterly in alignment with the expiration of the option positions underlying the option hedge structure.
The value of the options in which the Fund invests is affected by changes in the value and dividend rates of the securities that comprise the Underlying Index (a large-cap, market-weighted, U.S. equities index), changes in interest rates, changes in the actual or perceived volatility of the Underlying Index, and the remaining time to the options’ expiration, as well as trading conditions in the options market and other market factors.
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Parametric  |    Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund  Investment Strategies and Related Risks

This section discusses additional information relating to Fund  investment strategies, other types of investments that the Fund  may make and related risk factors. References to the “Adviser” under “Additional Information About Fund Investment Strategies and Related Risks” refer to the Adviser and/or Sub-Adviser. Fund  investment practices and limitations are described in more detail in the Statement of Additional Information (“SAI”), which is incorporated by reference and legally is a part of this Prospectus. For details on how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus.

Economies and financial markets worldwide have recently experienced periods of increased volatility, uncertainty, distress, government spending, inflation and disruption to consumer demand, economic output and supply chains. To the extent these conditions continue, the risks associated with an investment in the Fund, including those described below, could be heightened and the Fund’s investments (and thus a shareholder’s investment in the Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments. The occurrence, duration and extent of these or other types of adverse economic and market conditions and uncertainty over the long term cannot be reasonably projected or estimated at this time.
The Fund may be more significantly affected by purchases and redemptions of its Creation Units (as defined below) than a fund with relatively greater assets under management would be affected by purchases and redemptions of its shares. As compared to a larger fund, the Fund is more likely to sell a comparatively large portion of its portfolio to meet significant Creation Unit redemptions or invest a comparatively large amount of cash to facilitate Creation Unit purchases, in each case when the Fund otherwise would not seek to do so. Such transactions may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also accelerate the realization of taxable income if sales of securities resulted in gains and the Fund redeems Creation Units for cash, or otherwise cause the Fund to perform differently than intended. While such risks may apply to funds of any size, such risks are heightened in funds with fewer assets under management. In addition, the Fund may not be able to fully implement its investment strategy immediately upon commencing investment operations, which could reduce investment performance.
Equity Securities
Equity securities may include common and preferred stocks, convertible securities and equity-linked securities, rights and warrants to purchase common stocks, depositary receipts, shares of investment companies, limited partnership interests and other specialty securities having equity features. Many factors affect the value of equity securities, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. The Fund may invest in equity securities that are publicly traded on securities exchanges or over-the-counter (“OTC”) or in equity securities that are not publicly traded. Securities that are not publicly traded may be more difficult to value or sell and their value may fluctuate more dramatically than other securities. The prices of convertible securities are affected by changes similar to those of equity and fixed-income securities.
The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; unexpected trading activity among retail investors; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines, the value of Fund shares will also likely decline. Although stock prices can rebound, there is no assurance that values will return to previous levels.
Clearing Member
Transactions in some types of derivatives are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Fund’s counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund will make payments to and receive payments from a clearing house through their accounts at clearing members. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund’s behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund’s ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund’s behalf, the Fund may be unable to effectively implement its investment strategy.
Counterparty  Risk
A financial institution or other counterparty with whom the Fund does business (such as trading, securities lending or as a derivatives counterparty), or that underwrites, distributes or guarantees any instruments that the Fund owns or is otherwise exposed to, may decline in financial condition and become unable to honor its commitments. This could cause the value of Fund shares to decline or
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Parametric  |    Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
could delay the return or delivery of collateral or other assets to the Fund. Counterparty risk is increased for contracts with longer maturities.
Underlying Index
The Fund invests in options that derive their value from the Underlying Index, and therefore, in addition to the performance of the Equity Portfolio, the Fund’s investment performance at least partially depends on the investment performance of the Underlying Index. The value of the Underlying Index  will fluctuate over time based on fluctuations in the values of the securities that comprise the Underlying Index, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities.
Correlation
As an option approaches its expiration date, its value typically will increasingly move with the value of the Underlying Index. However, the value of the options may vary prior to the expiration date because of related factors other than the value of the Underlying Index. The value of the options will be determined based upon market quotations or using other recognized pricing methods. Factors that may influence the value of the options include interest rate changes and implied volatility levels of the Underlying Index, among others. The value of the options held by the Fund typically do not increase or decrease at the same level as the Underlying Index’s share price on a day-to-day basis due to these factors (although they generally move in the same direction). Errors in the construction or calculation of the Underlying Index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the Underlying Index and thus the Fund.
Investment Objective
There is no guarantee that the Fund will be successful in its attempt to achieve its investment objective and/or its strategy to seek to provide protection against losses. Certain circumstances under which the Fund might not achieve its objective include, but are not limited to: (i) if the Fund disposes of options; (ii) if the Fund is unable to maintain the proportional relationship based on the number of options in the Fund’s portfolio; (iii) significant accrual of Fund expenses in connection with effecting the Fund’s investment strategy; (iv) losses resulting from the Fund’s investment strategy; (v) adverse tax law changes affecting the treatment of options or (vi) when there are significant differences in the returns of the Equity Portfolio and the returns of the Underlying Index. In addition, the Fund’s option overlay hedging strategy may not provide protection against losses, especially in rising equity markets when the Fund would be expected to underperform such equity markets. The Fund’s option overlay hedging strategy is not expected to provide protection against losses during periods with low volatility in equity markets when the Fund would be expected to perform similarly with equity markets.
Liquidity
The  Fund  may make investments that are illiquid or restricted or that may become illiquid or less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the  Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.
Market and Geopolitical Risk
The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund’s operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund’s ability to sell securities to meet redemptions.
The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market may adversely impact issuers in a different country, region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund’s investments. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, health emergencies, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the
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Parametric  |    Additional Information About Fund Investment Strategies and Related Risks
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domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in expected inflation rates may adversely affect market and economic conditions, the Fund’s investments and an investment in the Fund. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate. Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., the novel coronavirus outbreak, epidemics and other pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations.
Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the performance of the Fund’s investments, adversely affect and increase the volatility of the Fund’s share price, exacerbate pre-existing political, social and economic risks to the Fund. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund’s investments.
Derivatives
The  Fund  may, but is  not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income to seek total return or as a substitute for the purchase or sale of securities. Derivative instruments used by the Fund may be counted towards the Fund’s exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.
Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause  the Fund to liquidate portfolio positions when it may not be advantageous
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Parametric  |    Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
to do so, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.
The derivative instruments and techniques that the Fund may use include:
Options.  If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, swap, foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. Options, may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options, can be highly volatile and the use of options can lower total returns.
Exchange-Traded Funds
The Fund may invest in exchange-traded funds (“ETFs”). ETFs seek to track the performance of various portions or segments of the equity and fixed-income markets. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments in ETFs with respect to investments in ETFs.  The Fund and its shareholders will be subject to the risks of the purchased investment company and its portfolio of securities.
Large Shareholder Transactions Risk
The Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. In addition, a third party investor, the Adviser, or an affiliate of the Adviser, an authorized participant, a lead market maker, or another entity (i.e., a seed investor) may invest in the Fund and hold its investment solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. Any such investment may be held for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.  Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on NYSE Arca   and may, therefore, have a material upward or downward effect on the market price of the shares.
ETF Structure Risks
Authorized Participant Concentration Risk
Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of intermediaries that act as authorized participants and none of these authorized participants is or will be obligated to engage in creation or redemption transactions. There can be no assurance that an active trading market for the Fund’s shares will develop or be maintained. To the extent that these intermediaries exit the business or are unable to or choose not to proceed with creation and/or redemption orders with respect to the Fund, such as during periods of market stress, and no other authorized participant creates or redeems, shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.
Trading Risk
Shares are listed for trading on NYSE Arca and are bought and sold in the secondary market at market prices. The market prices of shares are expected to fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intra-day value of the Fund’s holdings, and supply and demand for shares. The Adviser and/or Sub-Adviser cannot predict whether shares will trade above, below or at their NAV. Disruptions to creations and redemptions, the existence of significant market volatility or potential lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly
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above (at a premium) or below (at a discount) to NAV or to the intraday value of the Fund’s holdings. You may pay significantly more or receive significantly less than NAV during periods when there is a significant premium or discount. During such periods, you may incur significant losses if you sell your shares.
Buying or selling shares in the secondary market may require paying brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost when seeking to buy or sell relatively small amounts of shares. In addition, the market price of shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the market makers or other participants that trade the particular security. The spread of the Fund’s shares varies over time based on the Fund’s trading volume and market liquidity and may increase if the Fund’s trading volume, the spread of the Fund’s underlying securities, or market liquidity decrease.
Trading in shares on NYSE Arca may be halted due to market conditions or for reasons that, in the view of NYSE Arca, make trading in shares inadvisable. In addition, trading in shares on NYSE Arca is subject to trading halts caused by extraordinary market volatility pursuant to NYSE Arca “circuit breaker” rules. If a trading halt or unanticipated closing of the exchange occurs, a shareholder may be unable to purchase or sell shares. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.
Cybersecurity Risk
With the increased use of technologies such as the internet to conduct business, the Fund, authorized participants, service providers and the relevant listing exchange are susceptible to operational, information security and related “cyber” risks both directly and through the service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.
Cybersecurity failures by, or breaches of, the systems of the Adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), market makers, authorized participants or the issuers of securities in which the  Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund’s ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants. The Fund and its shareholders could be negatively impacted as a result.
Active Management Risk
In pursuing the Fund’s investment objective, the Adviser and Sub-Adviser have considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser and/or Sub-Adviser, in its discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund’s performance. The Sub-Adviser uses proprietary investment techniques and analyses in making investment decisions for the Fund, seeking to achieve its investment objective while minimizing exposure to security-specific risk. The strategy seeks to take advantage of certain quantitative and behavioral market characteristics identified by the Sub-Adviser, utilizing a rules-based process and systematic rebalancing. A systematic investment process is dependent on the Sub-Adviser’s skill in developing and maintaining that process. The Fund’s strategy has not been independently tested or validated, and there can be no assurance that it will achieve the desired results.
Temporary Investments
Under adverse or unstable market conditions or abnormal circumstances or when the Adviser and/or Sub-Adviser believe that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser and/or Sub-Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income
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Parametric  |    Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
instruments, derivatives, repurchase agreements or securities of other investment companies, including money market funds, for temporary purposes. If the Adviser and/or Sub-Adviser incorrectly predict the effects of these changes, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
New Fund Risk
A new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.
Tax Risk
The Fund intends to limit the overlap between its stock holdings and the stock holdings of the Underlying Index to less than 70% on an ongoing basis in an effort to avoid being subject to the “straddle rules” under federal income tax law. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the option contracts it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the stock holdings of the Underlying Index under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions and may decrease the amount of the Fund’s dividends that may be reported as qualified dividend income. The tax consequences of such straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a non- liquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.
Securities Lending
The Fund may lend its portfolio securities to broker-dealers and other institutional borrowers. During the existence of a loan, the Fund will continue to receive the equivalent of the interest paid by the issuer on the securities loaned, or all or a portion of the interest on investment of the collateral, if any. The Fund may pay lending fees to such borrowers. Loans will only be made to firms that have been approved by the Adviser, and the Adviser or the securities lending agent will periodically monitor the financial condition of such firms while such loans are outstanding. Securities loans will only be made when the Adviser believes that the expected returns, net of expenses, justify the attendant risks. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may engage in securities lending to seek to generate income. Upon return of the loaned securities, the Fund would be required to return the related collateral to the borrower and may be required to liquidate portfolio securities in order to do so. The Fund may lend up to one-third of the value of its total assets or such other amount as may be permitted by law.
As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. To the extent that the portfolio securities acquired with such collateral have decreased in value, it may result in the Fund realizing a loss at a time when it would not otherwise do so. As such, securities lending may introduce leverage into the Fund. The Fund also may incur losses if the returns on securities that it acquires with cash collateral are less than the applicable rebate rates paid to borrowers and related administrative costs.
Option Writing Risk
There are several risks associated with transactions in options on an underlying security or instrument used in connection with the Fund’s option writing strategy. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
Writing call options involves the risk that the Fund may be required to sell the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or below the market price of such underlying security or instrument, at the time the option is exercised. As the writer of a call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the underlying security or instrument covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security or instrument decline. Additionally, the Fund’s call option writing strategy may not fully protect it against declines in the value of the market.
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Parametric  |    Additional Information About Fund Investment Strategies and Related Risks
Additional Information About Fund Investment Strategies and Related Risks (Con’t)
During periods in which equity markets are generally unchanged or falling, or in a modestly rising market where the income from premiums exceeds the aggregate appreciation of the underlying security or instrument over its exercise price, a diversified portfolio receiving premiums from its call option writing strategy may outperform the same portfolio without such an options strategy. However, in rising markets where the aggregate appreciation of the underlying security or instrument over its exercise price exceeds the income from premiums, a portfolio with a call writing strategy could significantly underperform the same portfolio without such an options writing strategy.
Writing put options involves the risk that the Fund may be required to buy the underlying security or instrument (or settle in cash an amount of equal value) at a disadvantageous price or above the market price of such underlying security or instrument, at the time the option is exercised. While the Fund’s potential gain in writing a put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risks of loss is equal to the entire value of the underlying security or instrument, offset only by the amount of the premium received. The Fund will also incur a form of economic leverage through its use of call and put options, which will increase the volatility of the Fund’s returns and may increase the risk of loss to the Fund.
During periods in which equity markets are generally unchanged or rising, or in a modestly falling market where the income from premium exceeds the aggregate depreciation of the underlying security or instrument below its exercise price, a diversified portfolio receiving premiums from its put option writing strategy may outperform the same portfolio without such an options strategy. However, in declining markets where the aggregate depreciation of the underlying security or instrument below its exercise price exceeds the income from premiums, a portfolio with a put writing strategy could significantly underperform the same portfolio without such an options writing strategy.
There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the seller of an uncovered call option, the Fund bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The seller of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.
Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund’s option writing strategy. There can be no assurance that a liquid market will exist when the Fund seeks to enter or close out an option position. The value of the options may be adversely affected if the market for the options becomes less liquid or smaller. In addition, the premiums the Fund receives for writing options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of an underlying security or instrument.
The use of options will also increase the Fund’s transaction costs. Options written by the Fund may be traded on either U.S. or foreign exchanges or OTC. Foreign and OTC options may present greater possibility of loss due to potential illiquidity and credit risks.
Information Technology Sector Risk
To the extent the Fund invests a substantial portion of its assets in the information technology sector, the value of Fund shares may be particularly impacted by events that adversely affect the information technology sector, such as rapid changes in technology product cycles, competition for the services of qualified personnel and government regulation. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction and unpredictable changes in growth rates. Companies in the information technology sector also can be heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies. As a result, the value of shares may fluctuate more than that of a fund that does not invest significantly in companies in the technology sector.
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Parametric  |    Fund Management
Fund Management
Adviser
Morgan Stanley Investment Management Inc., with principal offices at 522 Fifth Avenue, New York, NY 10036, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. Morgan Stanley (NYSE: “MS”) is the parent of the Adviser. Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of June 30, 2023, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement and the Sub-Advisory Agreement will be available in the Fund’s semi-annual report to shareholders for the period ending March 31, 2024.
The Adviser, Sub-Adviser and/or their affiliates may make payments to one or more investors that contribute seed capital to the Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached. Those payments will be made from the assets of the Adviser, Sub-Adviser and/or such affiliates (and not the Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. As with redemptions by other large shareholders, such redemptions could have a significant negative impact on the Fund.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC, located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104. The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Trust’s officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Management Fees
The Adviser receives a fee for management services equal to 0.29% of the average daily net assets of the Fund.
Under the Management Agreement, the Adviser will pay substantially all the expenses of the Fund (including expenses of the Trust relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business.
Portfolio Management
The Fund is managed by a team of portfolio managers who are jointly and primarily responsible for the day-to-day management of the Fund.
From the Adviser, the Fund is managed by Mathew Maillet. Mr. Maillet has been an Executive Director of the Adviser since 2022 and was associated with Goldman Sachs Asset Management, L.P. from 2014 until he joined Morgan Stanley.
From the Sub-Adviser, the portfolio managers who are primarily responsible for the day-to-day management of the Fund are Thomas Seto; James Reber; Alex Zweber, CFA, CAIA; Michael Zaslavsky, CFA, CAIA and Larry Berman. Mr. Seto, Head of Investment Management, has been with the Sub-Adviser since 1998 and was previously Director of Portfolio Management. Mr. Seto also manages Eaton Vance funds. Mr. Reber, Managing Director, Portfolio Management, has been with the Sub-Adviser since 2004. Mr. Zweber, Managing Director of Investment Strategy, joined The Clifton Group in 2006, which was acquired by the Sub-Adviser in 2012. Mr. Zaslavsky, Senior Investment Strategist, joined the Sub-Adviser in 2015. Mr. Berman, Managing Director, Investment Management, joined the Sub-Adviser in 2006.
The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.
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Parametric  |    Shareholder Information
Shareholder Information
Distribution of Fund Shares
The Distributor is the exclusive distributor of Creation Units of the Fund. The Distributor or its agent distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the investment policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 3 Canal Plaza Suite 100, Portland, ME 04101.
The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.
About Net Asset Value
The Fund’s NAV per share is determined by dividing the total of the value of the Fund’s investments and other assets, less any liabilities attributable to the Fund, by the total number of outstanding shares of the Fund. In making this calculation, the Fund generally values its portfolio securities and other assets at market price.
When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determines that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Trustees. The Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. In addition, the securities held by the Fund may be traded in markets that close at a different time than the exchange on which the Fund’s shares are listed. Accordingly, during the time when the Fund’s listing exchange is open but after the applicable market closes, bid-ask spreads may widen and Fund shares may trade at a premium or discount to NAV. To the extent the Fund invests in open-end management companies (other than ETFs) that are registered under the 1940 Act, the Fund’s NAV is calculated based in relevant part upon the NAV of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.
Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security or other asset is materially different than the value that could be realized upon the sale of that security or other asset. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares. The NAV of the Fund is based on the value of the Fund’s portfolio securities or other assets.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s provider of administrative services to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
The Fund’s NAV per share is subject to various investment and other risks. Please refer to the “Additional Information About the Fund’s Investment Strategies and Related Risks” and “Investment Strategies and Techniques” sections of the Prospectus and SAI, respectively, for more information regarding risks associated with an investment in the Fund.
Book Entry
The Depository Trust Company (“DTC”) serves as securities depository for the shares. (The shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding shares. Beneficial ownership of shares will be shown on the records of DTC or its participants (described below). Beneficial owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies,
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Parametric  |    Shareholder Information
Shareholder Information (Con’t)
clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.
Buying and Selling Shares
Shares of the Fund may be acquired or redeemed directly from the Fund at NAV only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of the Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section below) may engage in creation or redemption transactions directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day at market price like shares of other publicly traded companies. However, there can be no guarantee that an active trading market will develop or be maintained, or that the Fund shares listing will continue or remain unchanged. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling the Fund’s shares involves certain costs that apply to all securities transactions. When buying or selling shares of the Fund through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. Due to these brokerage costs, if any, frequent trading may detract significantly from investment returns. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.
The Fund’s primary listing exchange is NYSE Arca. NYSE Arca is open for trading Monday through Friday and is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
A “business day” with respect to the Fund is each day the New York Stock Exchange, NYSE Arca, and the Trust are open and includes any day that the Fund is required to be open under Section 22(e) of the 1940 Act. Orders from authorized participants to create or redeem Creation Units will only be accepted on a business day. On days when NYSE Arca closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.
The Trust’s Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”). The Trust believes this is appropriate because ETFs, such as the Fund, are intended to be attractive to arbitrageurs, as trading activity is critical to ensuring that the market price of Fund shares remains at or close to NAV. Since the Fund issues and redeems Creation Units at NAV plus applicable transaction fees, and the Fund’s shares may be purchased and sold on NYSE Arca at prevailing market prices, the risks of frequent trading are limited.
Section 12(d)(1) of the 1940 Act generally restricts investments by investment companies, including foreign and unregistered investment companies, in the securities of other investment companies. For example, a registered investment company (the “Acquired Fund”), such as the Fund, may not knowingly sell or otherwise dispose of any security issued by the Acquired Fund to any investment company (the “Acquiring Fund”) or any company or companies controlled by the Acquiring Fund if, immediately after such sale or disposition: (i) more than 3% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and any company or companies controlled by the Acquiring Fund, or (ii) more than 10% of the total outstanding voting stock of the Acquired Fund is owned by the Acquiring Fund and other investment companies and companies controlled by them. However, registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for a registered investment company to invest in shares of the Fund beyond the limitations of Section 12(d)(1) in reliance on Rule 12d1-4 under the 1940 Act, the registered investment company must, among other things, enter into an agreement with the Trust. Foreign investment companies are permitted to invest in the Fund only up to the limits set forth in Section 12(d)(1), subject to any applicable SEC Staff no-action relief.
The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
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Parametric  |    Shareholder Information
Shareholder Information (Con’t)
Creations and Redemptions
Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. Each “creator” or authorized participant (an “Authorized Participant”) enters into an authorized participant agreement with the Fund’s Distributor. An Authorized Participant is a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows such member or participant to place orders for the purchase and redemption of Creation Units.
A creation transaction, which is subject to acceptance by JPMorgan Chase Bank N.A., as the Trust’s transfer agent, generally takes place when an Authorized Participant deposits into the Fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash in exchange for a specified number of Creation Units.
Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the Fund and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in an acceptable form under the authorized participant agreement.
Only an Authorized Participant may create or redeem Creation Units directly with the Fund.
In the event of a system failure or other interruption, including disruptions at market makers or authorized participants, orders to purchase or redeem Creation Units either may not be executed according to the Fund’s instructions or may not be executed at all, or the Fund may not be able to place or change orders.
In connection with certain cash creations, the Adviser may provide the creating Authorized Participants with information regarding securities that the Fund would be willing to purchase with the proceeds of the cash creation, which may not be the current holdings of the Fund. In certain cases, the Fund may purchase such securities from an Authorized Participant that has submitted a creation order. Regardless of whether the Fund purchases securities with the proceeds of a cash creation order from the creating Authorized Participant, the Authorized Participant may be assessed a variable charge to compensate the Fund for the costs associated with purchasing the applicable securities, as described in the SAI. For more information, see the SAI.
To the extent the Fund engages in in-kind transactions, the Fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive restricted securities eligible for resale under Rule 144A.
The in-kind arrangements protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions and generally will not lead to a tax event for the Fund or its ongoing shareholders.
Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC Participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) and the applicable transaction fees is included in the Fund’s SAI.
Portfolio Holdings
A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Trust’s SAI.
Dividends and Distributions
General Policies
Dividends from net investment income, if any, generally are declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains. Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial
19

Parametric  |    Shareholder Information
Shareholder Information (Con’t)
owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.
Dividend Reinvestment Service
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Taxes
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund. Unless your investment in the Fund is through a tax deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell shares.
Taxation of Distributions. Your distributions normally are subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.
If certain holding period requirements are met with respect to your shares, a portion of the income dividends you receive may be taxed at the same rates as long-term capital gains. However, even if income received in the form of income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you will not be permitted to offset income dividends with capital losses. Short term capital gain distributions will continue to be taxed as ordinary income taxes.
The shareholders could periodically receive distributions which constitute a return of capital for tax purposes. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.
The Fund’s transactions in derivatives (including the Fund’s option writing strategy) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.
In general, the Fund’s investment positions will be offsetting and subject to “straddle rules” under federal income tax law if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the call option contracts it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of the Underlying Index under applicable guidance established by the IRS.
If certain holding period requirements are met, corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive which are attributable to dividends received by the Fund from U.S. corporations.
If you buy shares of the Fund before a distribution, you may be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares).
Investment income received by the Fund from sources within foreign countries may be subject to foreign income, withholding, and other taxes. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.
You will be sent a statement (IRS Form 1099-DIV) by February of each year showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and any capital gains for tax purposes.
Taxation of Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds one year, except that any loss realized on shares
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Parametric  |    Shareholder Information
Shareholder Information (Con’t)
held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition, such as pursuant to a dividend reinvestment in Fund shares. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Creations and Redemptions. A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.
Other Information. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
You may be subject to backup withholding at a rate of 24% with respect to taxable distributions if you do not provide your correct taxpayer identification number, or certify that it is correct, or if you have been notified by the IRS that you are subject to backup withholding.
Shareholders who are not citizens or residents of the United States and certain foreign entities will generally be subject to withholding of U.S. tax of 30% on distributions made by the Fund of investment income and short-term capital gains.
Withholding of U.S. tax is required (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.
Reporting to you and the IRS is required annually on Form 1099-B with respect to not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. You should carefully review the cost basis information provided by the applicable intermediary and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about your investment.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the Fund’s shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Fund’s shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. Fund shares are created and redeemed principally in kind (but cash may be substituted in lieu of certain securities). The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. To the extent the Fund substitutes cash in lieu of certain portfolio securities for redemption transactions, the Fund may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute such portfolio securities in-kind.
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Parametric  |    Shareholder Information
Shareholder Information (Con’t)
Potential Conflicts of Interest
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist. References to the Adviser, when used in this section, include the Sub-Adviser unless otherwise noted.
For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
Material Nonpublic Information. It is expected that confidential or material nonpublic information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, personnel, including personnel of the Adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing).
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and the investment team, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser.
Payments to Broker-Dealers and Other Financial Intermediaries. (For purposes of this section, “Adviser” refers to Morgan Stanley Investment Management Inc. only) The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation. In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or
22

Parametric  |    Shareholder Information
Shareholder Information (Con’t)
could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to, that of the Fund.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments. Morgan Stanley’s activities on behalf of its clients (such as engagements as an underwriter or placement agent) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to a merger or an acquisition.
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Parametric  |    Financial Highlights
Financial Highlights
No financial information is provided for the Fund because it had not commenced operations as of the date of this Prospectus. Financial information will be provided in the first shareholder report after commencement of operations.
24

Parametric   |   Premium/Discount Information
Premium/Discount Information
The  Fund has not yet commenced operations and, therefore, does not have information about the differences between the Fund’s daily market price on NYSE Arca and its NAV. Information regarding how often the closing trading price of the shares of the Fund was above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund for the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or the life of the Fund, if shorter) can be found at www.eatonvance.com.
25

Parametric   |   Continuous Offering Information
Continuous Offering Information
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
In addition, certain affiliates of the Fund and the Adviser and/or Sub-Adviser may purchase and resell Fund shares pursuant to this Prospectus.
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Where to Find Additional Information
In addition to this Prospectus, the Fund has an SAI, dated October 7, 2023 (as may be supplemented from time to time), which contains additional, more detailed information about the Trust and the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. Certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.
The Trust publishes Annual and Semi-Annual Reports (“Shareholder Reports”) that contain additional information about the Fund’s investments. In the Fund’s Annual Report to Shareholders (once available), you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional Trust information, including information regarding the investments comprising the Fund, please call the toll-free number below.
You may obtain the SAI and Shareholder Reports without charge by contacting the Trust at the toll-free number below or on our website at: www.eatonvance.com. If you purchased shares through a Financial Intermediary, you may also obtain these documents, without charge, by contacting your Financial Intermediary.
Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.
Morgan Stanley ETF Trust
c/o Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036
For Shareholder Inquiries,
call toll-free 800-836-2414
Prices and Investment Results are available at www.eatonvance.com.
The Trust’s 1940 Act registration number is 811-23820.
© 2023 Morgan Stanley
PARAMETHDGEQTYETFPRO

Statement of Additional Information
October 7, 2023
Morgan Stanley ETF Trust (the “Trust”) is an open-end management investment company consisting of 13 funds offering a variety of investment alternatives, one of which is included in this Statement of Additional Information (“SAI”) (the “Fund”). The following Fund is included in this SAI:

	Ticker	Exchange
Parametric Hedged Equity ETF	PHEQ	NYSE Arca
This SAI is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated October 7, 2023, as may be supplemented from time to time. To obtain this prospectus, please call the Fund toll-free at 800-836-2414.
The Fund is actively managed. The Fund is “diversified” and, as such, the Fund’s investments are required to meet certain diversification requirements under federal securities laws.

INVESTMENT STRATEGIES AND TECHNIQUES
This SAI provides additional information about the investment strategies and operations of the Trust and the Fund. Morgan Stanley Investment Management Inc. (the “Adviser”) acts as investment adviser to the Fund. Under the supervision of the Adviser, Parametric Portfolio Associates LLC (“Parametric”), acts as investment sub-adviser to the Fund. References to the Adviser, when used in connection with its activities as investment adviser, include any Sub-Adviser acting under its supervision.
The Fund will offer and issue shares at its net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). Similarly, shares will be redeemable by the Fund only in Creation Units. The shares of the Fund are expected to be approved for listing, subject to notice of issuance, on the New York Stock Exchange Arca (“NYSE Arca”). Shares  of the Fund trade in the secondary market at market prices that may differ from the shares’ NAV. The Trust reserves the right to permit or require a “cash” option for creations and redemptions of shares (subject to applicable legal requirements). The following discussion of the Fund’s investment strategies and risks should be read  in conjunction with the investment strategies for the Fund contained in the Prospectus in order to provide a more complete description of such Fund’s investment policies. More details about each investment and related risks are provided below.
Redemptions of creation units will be primarily made through in-kind delivery of portfolio securities. Purchases of creation units will primarily be made with cash. Purchases of creation units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs, including brokerage costs and/or taxable gains or losses that it might not have incurred if the purchase  had been made through in-kind delivery of portfolio securities. These costs could be imposed on the Fund, and to the extent they are not offset by transaction fees payable by investors who are authorized to deal in Creation Units (“Authorized Participants”), could decrease the Fund’s net asset value.
Equity Securities. Equity securities generally represent an ownership interest in an issuer, or may be convertible into or represent a right to acquire an ownership interest in an issuer. While there are many types of equity securities, prices of all equity securities will fluctuate. Economic, political and other events may affect the prices of broad equity markets. For example, changes in inflation or consumer demand may affect the prices of equity securities generally in the United States. Similar events also may affect the prices of particular equity securities. For example, news about the success or failure of a new product may affect the price of a particular issuer’s equity securities.
Common Stocks. Common stocks are equity securities representing an ownership interest in a corporation, entitling the stockholder to voting rights and receipt of dividends paid based on proportionate ownership.
Depositary Receipts. Depositary receipts represent an ownership interest in securities of foreign companies (an “underlying issuer”) that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
Depositary Receipts may be “sponsored” or “unsponsored.” Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of  the Fund’s investment policies,  the Fund’s investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.
Investment Company Securities. Investment company securities are equity securities and include securities of other open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds and exchange-traded funds (“ETFs”). The Fund may invest in investment company securities as may be permitted by (i) the 1940 Act, as amended (the “1940 Act”); (ii) the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.
Money Market Funds. To the extent permitted by applicable law, the Fund may invest all or some of its short term cash investments in any money market fund advised or managed by the Adviser or its affiliates. In connection with any such investments, the Fund, to the extent permitted by the 1940 Act, will pay its share of all expenses (other than advisory and administrative fees) of a money market fund in which it invests, which may result in the Fund bearing some additional expenses. The rules governing money market funds: (1) permit (and, under certain circumstances, require) certain money market funds to impose a “liquidity fee” (up to 2%), or a “redemption gate” that temporarily restricts redemptions from a money market fund, if weekly liquidity levels fall below the required regulatory threshold, and (2) require “institutional money market funds” to operate with a floating NAV per share rounded to a minimum of the fourth decimal place in the case of the fund with a $1.0000 share price or an equivalent or more precise level of accuracy for money market funds with a different share price (e.g., $10.000 per share, or $100.00 per share). These may affect the investment strategies, performance and operating expenses of money market funds. “Government money market funds,” as defined under Rule 2a-7 of the 1940 Act, are exempt from these requirements, though such funds may choose to opt-in to the implementation of liquidity fees and redemption gates.
Exchange-Traded Funds. The Fund may invest in ETFs. Investments in ETFs are subject to a variety of risks, including risks of a direct investment in the underlying securities that the ETF holds. For example, the general level of stock prices may decline, thereby adversely affecting the value of the underlying investments of the ETF and, consequently, the value of the ETF. In addition, the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to, among other things, the ETF’s operating expenses and transaction costs. ETFs typically incur fees that are separate from those fees incurred directly by the Fund. Therefore, as a shareholder in an ETF (as with other investment companies), the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing fees at two levels with respect to investments in ETFs. Further, certain of the ETFs in which the Fund may invest are leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged ETFs “reset” daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods. The more  the Fund invests in such leveraged ETFs, the more this leverage will magnify any losses on those investments. Furthermore, disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on the Fund’s investment in ETFs.
Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments. These values change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and  markets increases the likelihood that events or conditions in one region, sector, industry, market or with respect to one company may adversely impact issuers in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries (and in turn adversely impact the Fund’s investments) and otherwise adversely affect the Fund and its operations. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as COVID-19 (the “Coronavirus”), persists for an extended period of time. Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruption could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investment may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf of the Fund.
Many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and the Coronavirus, and may experience similar outbreaks in the future. For example, the Coronavirus outbreak has resulted in numerous deaths and the imposition of both local and more widespread “work from home” and other quarantine measures, border closures and other travel restrictions, causing social unrest and commercial disruption on a global scale and significant volatility in financial markets.
The Coronavirus has had, and is expected to continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the Coronavirus and government and other measures seeking to contain its spread. The global impact of the Coronavirus has continued to evolve and has, at times, created disruption in supply chains, and adversely impacted a number of industries, including but not limited to retail, transportation, hospitality and entertainment. In addition to these developments having adverse consequences for certain companies and other issuers in which the Fund invests and the value of the Fund’s investments therein, the operations of the Adviser (including those relating to the Fund) could be impacted adversely, including through quarantine measures and travel restrictions imposed on the Adviser’s or service providers’ personnel located in affected countries, regions or local areas, or any related health issues of such personnel. Any of the foregoing events could materially and adversely affect the Adviser’s ability to source, manage and divest investments on behalf of the Fund and pursue the Fund’s investment objectives and strategies. Similar consequences could arise with respect to other infectious diseases. Given the significant economic and financial market disruptions and general uncertainty associated with the Coronavirus pandemic, the valuation and performance of the Fund’s investments may be impacted adversely.
During periods of low interest rates, the Fund’s susceptibility to interest rate risk (i.e., the risks associated with changes in interest rates) may be magnified, its yield and income may be diminished and its performance may be adversely affected (e.g., during periods of low interest rates, the Fund may be unable to maintain positive returns). These levels of interest rates may magnify the risks associated with rising interest rates. Changing interest rates may have unpredictable effects on markets, including market volatility and reduced liquidity, and may adversely affect the Fund’s yield, income and performance.
Government and other public debt, including municipal obligations in which the Fund may invest, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer’s funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments. Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.
U.S. Government Securities. U.S. government securities refer to a variety of fixed-income securities issued or guaranteed by the U.S. Government and its various instrumentalities and agencies. The U.S. government securities that the Fund may purchase include U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government. In addition, the Fund may purchase securities issued by agencies and instrumentalities of the U.S. Government that are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association (“Ginnie Mae”) and the Federal Housing Administration. The Fund may also purchase securities issued by agencies and instrumentalities that are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal

Home Loan Banks. Further, the Fund may purchase securities issued by agencies and instrumentalities that are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Farm Credit System.
Money Market Instruments. Money market instruments are high quality short-term fixed-income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.
Cash Equivalents. Cash equivalents are short-term fixed-income securities comprising:

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Time deposits, certificates of deposit (including marketable variable rate certificates of deposit) and bankers’ acceptances issued by a commercial bank or savings and loan association. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity based upon a specified market rate. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods);

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Obligations of U.S. banks, foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars). Eurodollar and Yankee dollar investments will involve some of the same risks of investing in international securities that are discussed in various foreign investing sections of this SAI;

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Any security issued by a commercial bank if (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $250,000 principal amount per certificate and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation (“FDIC”), (ii) in the case of U.S. banks, it is a member of the FDIC and (iii) in the case of foreign branches of U.S. banks, the security is deemed by the Adviser to be of an investment quality comparable with other debt securities which the Fund  may purchase;

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Commercial paper rated at time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of their two highest categories (e.g., A-l or A-2 by S&P, Prime 1 or Prime 2 by Moody’s  or F1 or F2 by Fitch) or, if unrated, determined to be of comparable quality by the Adviser;

■	Short-term corporate obligations rated high-grade at the time of purchase by an NRSRO (e.g., A or better by Moody’s, S&P or Fitch);

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U.S. government obligations, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in interest rates, maturities and dates of issue;

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Government agency securities issued or guaranteed by U.S. government sponsored instrumentalities and Federal agencies. These include securities issued by the Federal Home Loan Banks, Federal Land Bank, Farmers Home Administration, Farm Credit Banks, Federal Intermediate Credit Bank, Fannie Mae, Federal Financing Bank, TVA and others; and

■	Repurchase agreements collateralized by the securities listed above.

Temporary Investments. Under adverse or unstable market conditions or abnormal circumstances or when the Adviser believes that changes in market, economic, political or other conditions warrant, the Fund may, in the discretion of the Adviser, take temporary positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to such conditions or circumstances. For example, the Fund may invest without limit in cash, cash equivalents or other fixed-income instruments, derivatives, repurchase agreements or securities of other investment companies, including money market funds, for temporary purposes. If the Adviser incorrectly predicts the effects of these changes, such temporary investments may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.
Loans of Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33⅓% of the value of its total assets.
The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks-to-market” on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk.  The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.
Borrowing for Investment Purposes. Borrowing for investment purposes creates leverage which is a speculative characteristic. Funds authorized to borrow will do so only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed funds. Borrowing by the Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Leverage that results from borrowing will magnify declines as well as increases in the Fund’s NAV and net yield. The Fund that engages in borrowing expects that all of its borrowing will be made on a secured basis. The Fund will either segregate the assets securing the borrowing for the benefit of the lenders or arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets.
Illiquid Investments. In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For the Fund, each portfolio investment must be classified at least monthly into one of four liquidity categories (illiquid, as discussed above, as well as highly liquid, moderately liquid and less liquid), which are defined pursuant to the Liquidity Rule and classified in accordance with the Fund’s written liquidity risk management program by the program administrator designated by the Trust’s Board of Trustees. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. In making such classifications, the Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity. If so, this determination is taken into account when classifying the liquidity of that investment. The Fund may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.
In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below the applicable limit of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio investment.
The SEC has recently proposed amendments to the Liquidity Rule that, if adopted, would result in changes to the Fund’s liquidity classification framework and could potentially increase the percentage of the Fund’s investments classified as illiquid. In addition, the Fund’s operations and investment strategies may be adversely impacted if the proposed amendments are adopted.
Derivatives. The Fund may, but is  not required to, use various derivatives and other similar instruments as described below. Derivatives may be used for a variety of purposes including hedging, risk management, portfolio management or to earn income. Any or all of the investment techniques described herein may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any derivative by the  Fund is a function of numerous variables, including market conditions. The  Fund complies with applicable regulatory requirements when using derivatives. Although the Adviser seeks to use derivatives to further the  Fund’s investment objective, no assurance can be given that the use of derivatives will achieve this result. Derivative instruments used by the Fund may be counted toward the Fund’s 80% policy discussed in the prospectus to the extent they have economic characteristics similar to the securities included within that policy.
General Risks of Derivatives. Derivatives utilized by  the Fund may involve the purchase and sale of derivative instruments. A derivative is a financial instrument the value of which depends upon (or derives from) the value of another asset, security, interest rate, index or financial instrument. Derivatives may relate to a wide variety of underlying instruments, including equity and debt securities, indices, interest rates, currencies and other assets. Certain derivative instruments that the Fund may use and the risks of those instruments are described in further detail below.  The Fund may in the future also utilize derivatives techniques, instruments and strategies that may be newly developed or permitted as a result of regulatory changes, consistent with  the Fund’s investment objective and policies. Such newly developed techniques, instruments and strategies may involve risks different than or in addition to those described herein. No assurance can be given that any derivatives strategy employed by  the Fund will be successful.
The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the instruments underlying such derivatives. Derivatives are highly specialized instruments that require investment techniques and risk analyses different from other portfolio investments. The use of derivative instruments requires an understanding not only of the underlying instrument but also of the derivative itself. Certain risk factors generally applicable to derivative transactions are described below.

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Derivatives are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to  the Fund’s interests.  The Fund bears the risk that the Adviser may incorrectly forecast future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or currency when establishing a derivatives position for the Fund.

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Derivatives may be subject to pricing risk, which exists when a derivative becomes extraordinarily expensive (or inexpensive) relative to historical prices or corresponding instruments. Under such market conditions, it may not be economically feasible to initiate a transaction or liquidate a position at an advantageous time or price.

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Many derivatives are complex and often valued subjectively. Improper valuations can result in increased payment requirements to counterparties or a loss of value to  the Fund. Many derivatives may also involve operational and legal risks.

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Using derivatives as a hedge against a portfolio investment subjects  the Fund to the risk that the derivative will have imperfect correlation with the portfolio investment, which could result in  the Fund incurring substantial losses. This correlation risk may be greater in the case of derivatives based on an index or other basket of securities, as the portfolio securities being hedged may not duplicate the components of the underlying index or the basket may not be of exactly the same type of obligation as those underlying the derivative. The use of derivatives for “cross hedging” purposes (using a derivative based on one instrument as a hedge on a different instrument) may also involve greater correlation risks.

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While using derivatives for hedging purposes can reduce  the Fund’s risk of loss, it may also limit  the Fund’s opportunity for gains or result in losses by offsetting or limiting  the Fund’s ability to participate in favorable price movements in portfolio investments.

■
Derivatives transactions for non-hedging purposes involve greater risks and may result in losses which would not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. In the event that  the Fund enters into a derivatives transaction as an alternative to purchasing or selling the underlying instrument or in order to obtain desired exposure to an index or market,  the Fund will be exposed to the same risks as are incurred in purchasing or selling the underlying instruments directly as well as the additional risks associated with derivatives transactions.

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The use of certain derivatives transactions, including  over-the-counter (“OTC”) derivatives, involves the risk of loss resulting from the insolvency or bankruptcy of the counterparty to the contract or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

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Liquidity risk exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid,  the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price.

■
While some derivatives are cleared through a regulated, central clearinghouse, many derivatives transactions are not entered into or traded on exchanges or in markets regulated by the U.S. Commodity Futures Trading Commission (“CFTC”) or the SEC. Instead, in some cases, certain types of bilateral OTC derivatives are entered into directly by  the Fund and a counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty that is approved by the Adviser in accordance with guidelines established by the Board. Where no such counterparty is available, the Fund will be unable to enter into a desired OTC transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case  the Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to participants in the cleared derivatives markets are not available to participants in bilateral OTC derivatives transactions. Bilateral OTC derivatives transactions are not subject to the guarantee of a clearinghouse and, as a result,  the Fund would bear greater risk of default by the counterparties to such transactions.

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The  Fund may be required to make physical delivery of portfolio securities underlying a derivative in order to close out or to meet margin and payment requirements and a derivatives position or to sell portfolio securities at a time or price at which it may be disadvantageous to do so in order to obtain cash to close out or to maintain a derivatives position.

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As a result of the structure of certain derivatives, adverse changes in, among other things, interest rates, volatility or the value of the underlying instrument can result in losses substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

■	Certain derivatives may be classified as illiquid and therefore subject to the Fund’s limitation on investments in illiquid investments.

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Derivatives transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Many of the risks of OTC derivatives transactions are also applicable to derivatives transactions conducted outside the United States. Derivatives transactions conducted outside the United States are subject to the risk of governmental action affecting the trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions could be adversely affected by foreign political and economic factors; lesser availability of data on which to make trading decisions; delays on  the Fund’s ability to act upon economic events occurring in foreign markets; and less liquidity than U.S. markets.

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Currency derivatives are subject to additional risks. Currency derivatives transactions may be negatively affected by government exchange controls, blockages and manipulation. Currency exchange rates may be influenced by factors extrinsic to a country’s economy. There is no systematic reporting of last sale information with respect to underlying foreign currencies. As a result, the available information on which trading in currency derivatives will be based may not be as complete as comparable data for other transactions. Events could occur in the foreign currency market which will not be reflected in currency derivatives until the following day, making it more difficult for the Fund to respond to such events in a timely manner.

Regulatory Matters.  Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair  the Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. In particular, in October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinded and withdrew the guidance of the SEC and its staff regarding asset segregation and cover transactions previously applicable to the Fund’s derivatives and other transactions. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. The final rule requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund qualifies as a “limited derivatives user.” Under the final rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)  and the rules promulgated thereunder may limit the ability of  the Fund to enter into one or more exchange-traded or OTC derivatives transactions.
The  Fund’s use of derivatives may also be limited by the requirements of the Code for qualification as a  regulated investment company (“RIC”) for U.S. federal income tax purposes.
Morgan Stanley Investment Management Inc., with respect to the Fund, has filed a notice of eligibility with the National Futures Association (“NFA”) claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act, as amended (“CEA”), with respect to the Fund’s operations. Therefore, neither the Fund nor the Adviser is subject to registration or regulation as a commodity pool or CPO under the CEA. If the Adviser or the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses. With respect to investments in swap transactions, commodity futures, commodity options or certain other commodity interests used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order for its investment adviser to claim an exemption from being considered a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets.
Regulations recently adopted by federal banking regulators under the Dodd-Frank Act require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.
Combined Transactions. Combined transactions involve entering into multiple derivatives transactions (such as multiple options transactions, including purchasing and writing options in combination with each other; multiple futures transactions; and combinations of options, futures, forward and swap transactions) instead of a single derivatives transaction in order to customize the risk and return characteristics of the overall position. Combined transactions typically contain elements of risk that are present in each of the component transactions. The Fund may enter into a combined transaction instead of a single derivatives transaction when, in the opinion of the Adviser, it is in the best interest of the Fund to do so. Because combined transactions involve multiple transactions, they may result in higher transaction costs and may be more difficult to close out.
Options. An option is a contract that gives the holder of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the buyer or seller, as applicable, of the option (the “option writer”) the underlying instrument at a specified fixed price (the “exercise price”) on or prior to a specified date for American options or only at expiration for European options (the “expiration date”). The buyer of the option pays to the option writer the option premium, which is the purchase price of the option.
Exchange-traded options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to such options. OTC options are purchased from or sold to counterparties through direct bilateral agreements between  the  Fund and its counterparties. Certain options, such as options on individual securities, are settled through physical delivery of the underlying security, whereas other options, such as index options, may be settled in cash in an amount based on the difference between the value of the underlying instrument and the strike price, which is then multiplied by a specified multiplier.
Writing Options. The Fund may write call and put options. As the writer of a call option,  the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price. If the option expires without being exercised  the Fund is not required to deliver the underlying security and retains the premium received.
The Fund  may write call options that are “covered.” A call option on a security is covered if (a)  the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, such amount is maintained by  the Fund in earmarked or segregated cash or liquid assets) upon conversion or exchange of other securities held by  the Fund; or (b)  the Fund has purchased a call on the underlying security, the exercise price of which is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by  the Fund in earmarked or segregated cash or liquid assets.
Selling call options involves the risk that  the Fund may be required to sell the underlying security at a disadvantageous price, below the market price of such security, at the time the option is exercised. As the writer of a covered call option,  the Fund forgoes, during the option’s life, the opportunity to profit from increases in the  market value of the underlying security covering the option above the sum of the premium and the exercise price but retains the risk of loss should the price of the underlying security decline.
The Fund may write put options. As the writer of a put option, the Fund receives the premium from the purchaser of the option and has the obligation, upon exercise of the option, to pay the exercise price and receive delivery of the underlying security. If the option expires without being exercised, the Fund is not required to receive the underlying security in exchange for the exercise price and retains the option premium.
The Fund may write put options that are “covered.” A put option on a security is covered if (a) the Fund earmarks or segregates cash or liquid assets equal to the exercise price; or (b) the Fund has purchased a put on the same security as the put written, the exercise price of which is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid assets.
Selling put options involves the risk that the Fund may be required to buy the underlying security at a disadvantageous price, above the market price of such security, at the time the option is exercised. While the Fund’s potential gain in writing a covered put option is limited to the premium received plus the interest earned on the liquid assets covering the put option, the Fund’s risk of loss is equal to the entire value of the underlying security, offset only by the amount of the premium received.
The  Fund may close out an options position that it has written through a closing purchase transaction.  The Fund could execute a closing purchase transaction with respect to a written call option by purchasing a call option on the same underlying security that has the same exercise price and expiration date as the call option written by  the Fund.  The Fund could execute a closing purchase transaction with respect to a put option written by purchasing a put option on the same underlying security and having the same exercise price and expiration date as the put option written by  the Fund. A closing purchase transaction may or may not result in a profit to  the Fund.  The Fund can close out its position as an option writer only if a liquid market exists for options on the same underlying security that have the same exercise price and expiration date as the option written by  the Fund. There is no assurance that such a market will exist with respect to any particular option.
The writer of an American option generally has no control over the time when the option is exercised and the option writer is required to deliver or acquire the underlying security. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option. Thus, the use of options may require  the Fund to buy or sell portfolio securities at inopportune times or for prices other than the current market values of such securities, which may limit the amount of appreciation  the Fund can realize on an investment, or may cause  the Fund to hold a security that it might otherwise sell.

Purchasing Options. The Fund may purchase call and put options. As the buyer of a call option,  the Fund pays the premium to the option writer and has the right to purchase the underlying security from the option writer at the exercise price. If the market price of the underlying security rises above the exercise price,  the Fund could exercise the option and acquire the underlying security at a below-market price, which could result in a gain to  the Fund, minus the premium paid. As the buyer of a put option,  the Fund pays the premium to the option writer and has the right to sell the underlying security to the option writer at the exercise price. If the market price of the underlying security declines below the exercise price,  the Fund could exercise the option and sell the underlying security at an above-market price, which could result in a gain to  the Fund, minus the premium paid.  The Fund may buy call and put options whether or not it holds the underlying securities.
As a buyer of a call or put option,  the Fund may sell put or call options that it has purchased at any time prior to such option’s expiration date through a closing sale transaction. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, the underlying security’s dividend policy, and the time remaining until the expiration date. A closing sale transaction may or may not result in a profit to  the Fund.  The Fund’s ability to initiate a closing sale transaction is dependent upon the liquidity of the options market and there is no assurance that such a market will exist with respect to any particular option. If  the Fund does not exercise or sell an option prior to its expiration date, the option expires and becomes worthless.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation between the parties to the options contract. This type of arrangement allows the purchaser and writer greater flexibility to tailor the option to their needs. OTC options are available for a greater variety of securities or baskets of securities, and in a wider range of expiration dates and exercise prices, than exchange-traded options. However, unlike exchange-traded options, which are issued and guaranteed by a regulated  intermediary, such as the OCC, OTC options are entered into directly with the counterparty. Unless the counterparties provide for it, there is no central clearing or guaranty function for an OTC option. Therefore, OTC options are subject to the risk of default or non-performance by the counterparty. Accordingly, the Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the option will be satisfied. There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. As a result, the Fund may be unable to enter into closing sale transactions with respect to OTC options.
Index Options. Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to  the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price movements of individual components of the index. As with other options,  the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.
Index options written by  the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid assets. The Fund may cover call options written on an index by owning securities or other assets whose price changes, in the opinion of the Adviser, are expected to correlate to those of the underlying index.
Options on Futures Contracts. Options on futures contracts are similar to options on securities except that options on futures contracts give the purchasers the right, in return for the premium paid, to assume a position in a futures contract (a long position in the case of a call option and a short position in the case of a put option) at a specified exercise price at any time prior to the expiration of the option. Upon exercise of the option, the parties will be subject to all of the risks associated with futures transactions and subject to margin requirements. As the writer of options on futures contracts,  the Fund would also be subject to initial and variation margin requirements on the option position.
Options on futures contracts written by  the Fund may be covered in a manner similar to the covering of other types of options, by holding an offsetting financial position and/or earmarking or segregating cash or liquid  assets. The Fund may cover an option on a futures contract by purchasing or selling the underlying futures contract. In such instances the exercise of the option will serve to close out  the Fund’s futures position.
Additional Risks of Options Transactions. The risks associated with options transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Options are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of options requires an understanding not only of the underlying instrument but also of the option itself. Options may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

■	The exercise of options written or purchased by the Fund could cause the Fund to sell portfolio securities, thus increasing the Fund’s portfolio turnover.

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The  Fund pays brokerage commissions each time it writes or purchases an option or buys or sells an underlying security in connection with the exercise of an option. Such brokerage commissions could be higher relative to the commissions for direct purchases of sales of the underlying securities.

■	The Fund’s options transactions may be subject to limitations on options positions established by the SEC, the CFTC or the exchanges on which such options are traded.

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The hours of trading for exchange-listed options may not coincide with the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities that cannot be reflected in the options markets.

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Index options based upon a narrow index of securities or other assets may present greater risks than options based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in the values of a smaller number of securities or other assets.

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The  Fund is subject to the risk of market movements between the time that an option is exercised and the time of performance thereunder, which could increase the extent of any losses suffered by  the Fund in connection with options transactions.

Futures Contracts. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time (the “settlement date”). Futures contracts may be based on, among other things, a specified equity security (securities futures), a specified debt security or reference rate (interest rate futures), the value of a specified securities index (index futures) or the value of a foreign currency (currency futures). While the value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. The buyer of a futures contract agrees to purchase the underlying instrument on the settlement date and is said to be “long” the contract. The seller of a futures contract agrees to sell the underlying instrument on the settlement date and is said to be “short” the contract. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term.
Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date (such as in the case of futures based on a specified debt security) or by payment of a cash settlement amount on the settlement date (such as in the case of futures contracts relating to broad-based securities indices). In the case of cash-settled futures contracts, the settlement amount is equal to the difference between the reference instrument’s price on the last trading day of the contract and the reference instrument’s price at the time the contract was entered into. Most futures contracts, particularly futures contracts requiring physical delivery, are not held until the settlement date, but instead are offset before the settlement date through the establishment of an opposite and equal futures position (buying a contract that had been sold, or selling a contract that had been purchased). All futures transactions are effected through a clearinghouse associated with the exchange on which the futures are traded.
The buyer and seller of a futures contract are not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the buyer and seller are required to deposit “initial margin” with a futures commission merchant (“FCM”) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, the party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The process is known as “marking-to-market.” Upon the closing of a futures position through the establishment of an offsetting position, a final determination of variation margin will be made and additional cash will be paid by or released to the Fund.
Additional Risks of Futures Transactions. The risks associated with futures contract transactions are different from, and possibly greater than, the risks associated with investing directly in the underlying instruments. Futures are highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. The use of futures requires an understanding not only of the underlying instrument but also of the futures contract itself. Futures may be subject to the risk factors generally applicable to derivatives transactions described herein, and may also be subject to certain additional risk factors, including:

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The risk of loss in buying and selling futures contracts can be substantial. Small price movements in the commodity, security, index, currency or instrument underlying a futures position may result in immediate and substantial loss (or gain) to the Fund.

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Buying and selling futures contracts may result in losses in excess of the amount invested in the position in the form of initial margin. In the event of adverse price movements in the underlying commodity, security, index, currency or instrument, the Fund would be required to make daily cash payments to maintain its required margin.  The Fund may be required to sell portfolio securities, or make or take delivery of the underlying securities in order to meet daily margin requirements at a time when it may be disadvantageous to do so.  The Fund could lose margin payments deposited with an FCM if the FCM breaches its agreement with the Fund, becomes insolvent or declares bankruptcy.

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Most exchanges limit the amount of fluctuation permitted in futures contract prices during any single trading day. Once the daily limit has been reached in a particular futures contract, no trades may be made on that day at prices beyond that limit. If futures contract prices were to move to the daily limit for several trading days with little or no trading,  the Fund could be prevented from prompt liquidation of a futures position and subject to substantial losses. The daily limit governs only price movements during a single trading day and therefore does not limit  the Fund’s potential losses.

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Index futures based upon a narrower index of securities may present greater risks than futures based on broad market indices, as narrower indices are more susceptible to rapid and extreme fluctuations as a result of changes in value of a small number of securities.

INVESTMENT POLICIES AND LIMITATIONS
Fundamental Policies
The Fund has adopted the following fundamental policies, which may not be changed without the approval by “vote of a majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. The 1940 Act provides that the “vote of a majority of the outstanding voting securities” of the Fund means the vote, at the annual or a special meeting of the security holders of such Fund duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is the less.

1	Except as otherwise permitted by the 1940 Act or any applicable law, rule, order or interpretation, the Fund may not purchase any security if, as a result of that purchase, more than 25% of its total assets would be invested in securities of issuers within the same industry.

2	The Fund may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

3	The Fund may issue senior securities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

4	The Fund may not underwrite securities issued by others, except to the extent that the Fund may be deemed an underwriter under certain securities laws in purchasing or disposing of portfolio securities or in connection with investments in other investment companies.

5	The Fund may purchase or sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

6	The Fund may purchase or sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

7	The Fund may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.

8	The Fund may not make any investment inconsistent with its classification as a “diversified company”, as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.

Additional Information About the Investment Policies and Limitations
Summary of 1940 Act Restrictions on Certain Activities. The following is not part of the fundamental policies of the Fund but provides additional information regarding certain of these policies. Certain of the Fund’s fundamental policies set forth above permit the Fund to make investments or engage in transactions to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation, or prohibit transactions except to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation. To the extent the 1940 Act or the rules, orders, or interpretations thereunder may, in the future, be amended or otherwise revised to provide greater flexibility, or to the extent the SEC may in the future grant exemptive relief providing greater flexibility, the Fund will be able to use that flexibility without seeking shareholder approval of its fundamental policies. Similarly, with respect to Investment Policy No. 8, the Fund may rely on greater flexibility provided by the 1940 Act or interpretations, modifications or as applied by the SEC or its staff.

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Concentration – According to the present interpretation by the SEC, a fund has concentrated its investments in the securities of issuers primarily engaged in any particular industry if the fund’s holdings in the securities in such issuers comprise more than 25% of the fund’s total assets. These limits do not apply to securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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Borrowing money – The 1940 Act permits the Fund to borrow up to 33 1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources. The borrowings subject to these limits include borrowings through reverse repurchase agreements and similar financing transactions unless the Fund has elected to treat all such transactions as derivatives transactions for purposes of the SEC rule allowing the Fund to enter into reverse repurchase agreements and similar financing transactions.

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Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The 1940 Act prohibits an open-end fund from issuing senior securities other than certain borrowings from a bank, but an SEC rule allows the Fund to engage in certain types of transactions (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options) notwithstanding this prohibition and deems certain when issued, forward-settling and non-standard settlement cycle securities transactions not to involve a senior security, subject to compliance with the conditions of the rule. The fundamental policy relating to senior securities allows the Fund to operate in reliance upon this rule.

■	Buy or sell physical commodities – The 1940 Act does not directly limit the Fund’s ability to invest directly in physical commodities.

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Real Estate – The Fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in: (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.

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Making loans (Lending) – Under the 1940 Act, an open-end fund may loan money or property to persons who do not control and are not under common control with the Fund, except that the Fund may make loans to a wholly-owned subsidiary. In addition, the SEC staff takes the position that the Fund may not lend portfolio securities representing more than one-third of the Fund’s total asset value. The Fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily.

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Diversification – Under the 1940 Act, a “diversified” Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies. A “non-diversified” Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.

The percentage limitations contained in the fundamental policies apply at the time of purchase of securities. Unless otherwise required by the 1940 Act (as is the case with borrowing), a later change in percentage resulting from changes in the value of the Fund’s assets or in total or net assets of the Fund will not be considered a violation of the restriction and the sale of securities will not be required. Future portfolios of the Trust may adopt different limitations.
Tax Diversification. Whether diversified or non-diversified, the Fund will satisfy the diversification requirements for tax treatment as a RIC. As a result, the Fund will diversify its holdings so that, at the close of each quarter of its taxable year or within 30 days thereafter, (i) at least 50% of the market value of the Fund’s total assets is represented by cash (including cash items and receivables), U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses or of one or more “qualified” publicly traded partnerships.
Unusual Market Conditions. The investment policies, limitations or practices of the Fund may not apply during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, political or other conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions or increased governmental intervention in the markets or industries. During such periods, the Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, Adviser, Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.
The Trust provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semi-Annual and Annual reports, and for the first and third fiscal quarters in its filings with the SEC as an exhibit to Form N-PORT. The Fund’s portfolio holdings will be available on or about the date of this Statement of Additional Information on the Fund’s public website, www.eatonvance.com.

EXCHANGE LISTING AND TRADING
A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.
Shares of the Fund are listed for trading, and trade throughout the day, on NYSE Arca and in other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of shares of the Fund will continue to be met. NYSE Arca may, but is not required to, remove the shares of the Fund from listing if, among other things: (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 record and/or beneficial owners of shares of the Fund; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) any of the other listing requirements are not continuously maintained; or (iv) any event shall occur or condition shall exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. The Exchange will also remove shares of the Fund from listing and trading upon termination of the Fund. As in the case of other publicly-traded securities, when you buy or sell shares of the Fund through a broker, you may incur a brokerage commission determined by that broker, as well as other charges. The Trust reserves the right to adjust the share price of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor’s equity interest in the Fund.
CREATIONS AND REDEMPTIONS OF SHARES
The Trust issues and sells shares of the Fund only in Creation Units. The Fund generally issues shares in exchange for cash and sells shares in exchange for a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”), if any, on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below).
A transaction fee is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Investors who are authorized to deal in Creation Units (“Authorized Participants”) will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. The Fund may adjust the transaction fee from time to time, and the Fund may waive all or a portion of its applicable transaction fee. An additional charge or a variable charge will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. Specifically, the Fund may charge an additional variable fee for creations and redemptions in cash to offset brokerage and other impact expenses associated with the cash transaction. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the securities received on redemption from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
In its discretion, the Adviser reserves the right to increase or decrease the number of the Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.
A “Business Day” with respect to the Fund is each day the New York Stock Exchange (“NYSE”), the Exchange and the Trust are open, including any day that the Fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the Fund’s Distributor to create or redeem Creation Units will only be accepted on a Business Day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants (as defined below) based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Fund Deposit
The consideration for purchase of Creation Units may consist of Deposit Securities and/or the Cash Component. Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The portfolio of securities required may be different than the portfolio of securities such Fund will deliver upon redemption of Fund shares.

The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables the Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for the Fund and ends on the next ex-dividend date.
The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number or amount of each Deposit Security and the amount of the Cash Component (or cash deposit) to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit is applicable, subject to any adjustments, as described below, in order to effect purchases of Creation Units of that Fund until such time as the next-announced composition of the Fund Deposit is made available.
Procedures of Creating Creation Units
To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be a member or participant of a clearing agency registered with the SEC, which has a written agreement with the Fund or one of its service providers that allows the authorized participant to place orders for the purchase and redemption of Creation Units (a “Participant Agreement,” and such participants, an “Authorized Participant”). All shares of the Fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a participant of DTC (“DTC Participant”).
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units of the Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Exchange (“Order Cutoff Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. A “Custom Order” may be placed by an Authorized Participant in the event that the Fund accepts (or delivers, in the case of a redemption) a basket of securities and/or cash that differs from a basket of Deposit Securities and/or cash published or transacted on a Business Day (discussed below). Custom Orders must be received by the Transfer Agent at such earlier time as provided in the Participant Agreement and/or applicable order form. On days when the Exchange closes earlier than normal (such as the day before a holiday), the Fund requires standard orders to create Creation Units to be placed by the earlier closing time and Custom Orders to create Creation Units must be received no later than one hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Custom Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent and approved by the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent, Distributor or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.
Orders for Creation Units that are affected outside the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”) are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Acceptance of Creation Orders
The Trust reserves the right to reject a creation order transmitted to it by the Distributor, for any reason, provided that such action does not result in a suspension of sales of Creation Units in contravention of Rule 6c-11 and the SEC’s positions thereunder. For example, the Fund may reject or revoke acceptance of a creation order when: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the shares, would own 80% or more of the currently outstanding shares of the Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; or (e) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify an Authorized Participant if an order is rejected. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the amounts of the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing, and a variety of other factors. An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Authorized Participant or its affiliate as broker dealer receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions, or other costs).

Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Fund will not redeem shares in amounts less than Creation Units (except the Fund may redeem shares in amounts less than a Creation Unit in the event the Fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.
With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number or amount of the Fund’s securities (“Fund Securities”) and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. All orders are subject to acceptance by the Distributor. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.
Unless cash-only redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as published on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Notwithstanding the foregoing, the Trust reserves the right to deliver a basket of securities and/or cash that differs from a basket of Fund Securities and/or cash published or transacted on a Business Day, or to substitute an amount of cash (a “cash-in-lieu” amount) to be added to the Cash Component to replace any Fund Security. Where “cash-in-lieu” is used, the amount of cash paid out in such cases will be equivalent to the value of the instrument listed as a Deposit Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and the Fund reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.
The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that (i) the short interest of the Fund in the marketplace is greater than or equal to 100% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its representations that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form.
ACCOUNT POLICIES AND FEATURES
Valuation of Shares
NAV of the Fund is determined by dividing the total market value of the Fund’s investments and other assets less the total market value of all liabilities attributable to that Fund, by the total number of outstanding shares of the Fund.
In the calculation of the Fund’s NAV: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges; and (2) all other equity portfolio securities for which OTC market quotations are readily available are valued at the latest reported sale price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from the relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. Listed securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. When no market quotations are readily available for a security or other asset, including circumstances under which the Adviser determined that a market quotation is not accurate, fair value for the security or other asset will be determined in good faith using methods approved by the Board of Trustees.
The Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV.
For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.
Certain of the Fund’s portfolio securities may be valued using as an input evaluated prices provided by an approved outside pricing service. Prices obtained from these approved sources are monitored and reviewed by the Adviser’s Valuation Committee and if not deemed to represent fair value, may be overriden and valued using procedures approved by the Board. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.
Listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sale price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. If an exchange closing price or bid and asked prices are not available from the exchange, then the quotes from one or more brokers or dealers may be used. Unlisted options and swaps are valued by an approved outside pricing service or quotes from a broker or dealer. Unlisted options and swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, then at the last sale price on the exchange.
If the Adviser determines that the valuation received from the outside pricing service or broker or dealer is not reflective of the security’s market value, such security is valued at its fair value as determined in good faith using methods approved by the Board of Trustees.
Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund is determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith using methods approved by the Board.
In general, fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When there is no public market or possibly no market at all for an asset, fair value represents, in general, a good faith approximation of the current value of an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by the Fund from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Fund except where allocations of expenses can otherwise be fairly made.

The Fund relies on various sources to calculate its NAV. The ability to calculate the NAV per share of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
MANAGEMENT OF THE TRUST
Trustees and Officers
The Board of the Trust consists of 11 Trustees. None of the Trustees have an affiliation or business connection with the Adviser or any of its affiliated persons or own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These Trustees are the “non-interested” or “Independent” Trustees of the Trust as defined under the 1940 Act.
Board Structure and Oversight Function
The Board’s leadership structure features an Independent Trustee serving as Chairperson and the Board Committees described below. The Chairperson participates in the preparation of the agenda for meetings of the Board and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of the Board and is involved in discussions regarding matters pertaining to the oversight of the management of the Trust between meetings.
The Board of Trustees operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the Trust and Trust stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Trust’s activities and associated risks. The Board of Trustees has established six standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee, which are each comprised exclusively of Independent Trustees. Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Trust. The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Independent Trustees and the Committees.”
The Fund is subject to a number of risks, including investment, compliance, operational and valuation risk, among others. The Board of Trustees oversees these risks as part of its broader oversight of the Trust’s affairs through various Board and committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address various risks to the Fund. In addition, appropriate personnel, including but not limited to the Trust’s Chief Compliance Officer, members of the Trust’s administration and accounting teams, representatives from the Fund’s independent registered public accounting firm, the Trust’s Treasurer, portfolio management personnel, risk management personnel and independent valuation and brokerage evaluation service providers, make regular reports regarding the Trust’s activities and related risks to the Board of Trustees and the committees, as appropriate. These reports include, among others, quarterly performance reports, quarterly risk reports and discussions with members of the risk teams relating to each asset class. The Board’s committee structure allows separate committees to focus on different aspects of risk and the potential impact of these risks on some or all of the funds in the complex and then report back to the full Board. In between regular meetings, Trust officers also communicate with the Trustees regarding material exceptions and items relevant to the Board’s risk oversight function. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund, and that it is not possible to develop processes and controls to eliminate all of the risks that may affect the Fund. Moreover, the Board recognizes that it may be necessary for the Fund to bear certain risks (such as investment risk) to achieve their respective investment objectives.
As needed between meetings of the Board, the Board or a specific committee receives and reviews reports relating to the Trust and engages in discussions with appropriate parties relating to the Trust’s operations and related risks.
Trustees
The Trust seeks as Trustees individuals of distinction and experience in business and finance, government service or academia. In determining that a particular Trustee was and continues to be qualified to serve as Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. Based on a review of the experience, qualifications, attributes or skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. In addition, the Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders. Information about the Trust’s Governance Committee and Board of Trustees nomination process is provided below under the caption “Independent Trustees and the Committees.”

The Trustees of the Trust, their birth years, addresses, positions held, length of time served, their principal business occupations during the past five years and other relevant professional experience, the number of portfolios in the Fund Complex (described below) overseen by each Independent Trustee and other directorships, if any, held by the Trustees, are shown below (as of January 1, 2023). The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any registered funds that have an adviser that is an affiliate of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP) (the “Morgan Stanley AIP Funds”).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006
President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Ordre National du Mérite by the French Government; elected to the National Academy of Engineering (2009).
83
Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Frances L. Cashman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1961	Trustee	Since February 2022	Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (May 2021-Present); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	84
Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Trustee and Chair of Marketing Committee, and Member of Investment Committee, Loyola Blakefield (Since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012–2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	83	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	84
Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Eddie A. Grier c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since February 2022	Dean, Santa Clara University Leavey School of Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	84
Director, Witt/Kieffer, Inc. (executive search) (since 2016); Director, NuStar GP, LLC (energy) (since August 2021); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	84
Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (since July 2021); Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	83	Director of NVR, Inc. (home construction).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (2006-2022) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	84	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006
Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).
				83	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee	Other Directorships Held by Independent Trustee During Past 5 Years**
Patricia A. Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	84	Trustee (since January 2022) and Treasurer (since January 2023), Nutley Family Service Bureau, Inc.
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	83	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).
*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.
The executive officers of the Trust, their birth years, addresses, positions held, length of time served and their principal business occupations during the past five years are shown below (as of January 1, 2023).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013
President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021
Executive Director of the Adviser (since January 2021) and Chief Compliance officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 – December 2020).

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017
Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Anthony R. Rochte 522 Fifth Avenue New York, NY 10036 Birth Year: 1968	Vice President, Morgan Stanley ETF Trust	Since September 2022
Managing Director and Global Head of Exchange-Traded Funds at Morgan Stanley Investment Management (since March 2022); Co-Head of Goldman Sachs Private Bank Select (January 2020 – March 2022); Head of Fidelity Institutional Investments & Technology Solutions (August 2017 – January 2020).

*	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each Officer serves an indefinite term, until his or her successor is elected.
It is a policy of the Trust’s Board that each Trustee shall invest in any combination of the Morgan Stanley Funds that the Trustee determines meets his or her own specific investment objectives, without requiring any specific investment in any particular Fund.
For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2022 is set forth in the table below.

Name of Trustee	Dollar Range of Equity Securities in the Fund (as of December 31, 2022)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (as of December 31, 2022)
Independent:
Frank L. Bowman	None	Over $100,000
Frances L. Cashman[1]	None	None
Kathleen A. Dennis	None	Over $100,000
Nancy C. Everett	None	Over $100,000
Eddie A. Grier[1]	None	None
Jakki L. Haussler	None	Over $100,000
Manuel H. Johnson	None	Over $100,000
Joseph J. Kearns	None	Over $100,000
Michael F. Klein	None	Over $100,000
Patricia A. Maleski	None	Over $100,000
W. Allen Reed	None	Over $100,000
1	Ms. Cashman and Mr. Grier became members of the Advisory Board of the Board of Trustees on January 1, 2022 and Trustees on February 25, 2022.
As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities of an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Trust.
As of September 30, 2023 the Trustees and officers of the Trust, as a group, owned less than 1% of any class of the outstanding shares of beneficial interest of the  Fund.
Independent Trustees and the Committees
Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Board has six committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee, (4) Equity Investment Committee, (5) Fixed Income, Liquidity and Alternatives Investment Committee and (6) Risk Committee.
The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution.
The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Trust’s system of internal controls; and reviewing the valuation process. The Trust has adopted a formal, written Audit Committee Charter.
The members of the Audit Committee of the Trust are Nancy C. Everett, Eddie A. Grier, Jakki L. Haussler and Joseph J. Kearns. None of the members of the Trust’s Audit Committee is an “interested person,” as defined under the 1940 Act, of the Trust (with such disinterested Trustees being “Independent Trustees” or individually, an “Independent Trustee”). Each Independent Trustee is also “independent” from the Trust under the listing standards of the NYSE. The Chairperson of the Audit Committee of the Trust is Jakki L. Haussler.
The Board of Trustees of the Trust also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Trust’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Trust’s Independent Trustees as candidates for election as Independent Trustees, advises the Trust’s Board with respect to Board composition, procedures and committees, develops and recommends to the Trust’s Board a set of corporate governance principles applicable to the Trust, monitors and makes recommendations on corporate governance matters and policies and procedures of the Trust’s Board of Trustees and any Board committees and oversees periodic evaluations of the Trust’s Board and its committees. The members of the Governance Committee of the Trust are Kathleen A. Dennis, Manuel H. Johnson, Michael F. Klein, Patricia A. Maleski and W. Allen Reed, each of whom is an Independent Trustee. In addition, W. Allen Reed (as Chair of the Morgan Stanley Funds) periodically may attend other operating committee meetings. The Chairperson of the Governance Committee is Kathleen A. Dennis.
The Trust does not have a separate nominating committee. While the Trust’s Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Trust believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, all the Independent Trustees participate in the selection and nomination of candidates for election as Independent Trustees for the Trust. Persons recommended by the Trust’s Governance Committee as candidates for nomination as Independent Trustees shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Trust, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Trust expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Trust’s Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below under the caption “Shareholder Communications.”
The Board formed the Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Trust and the Board. The Compliance and Insurance Committee consists of Frank L. Bowman, Kathleen A. Dennis and Patricia A. Maleski, each of whom is an Independent Trustee. The Chairperson of the Compliance and Insurance Committee is Frank L. Bowman.
The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee oversee the Trust’s portfolio investment process and review the performance of the Trust’s investments. The Equity Investment Committee and the Fixed Income, Liquidity and Alternatives Investment Committee also recommend to the Board to approve or renew the Trust’s Investment Advisory, Sub-Advisory and Administration Agreements. Each Investment Committee focuses on the Trust’s primary areas of investment, namely equities, fixed income, liquidity and alternatives. Kathleen A. Dennis, Nancy C. Everett, Eddie A. Grier, Jakki L. Haussler and Michael F. Klein are members of the Equity Investment Committee. The Chairperson of the Equity Investment Committee is Nancy C. Everett. Frank L. Bowman, Frances L. Cashman, Manuel H. Johnson, Joseph J. Kearns and Patricia A. Maleski are members of the Fixed Income, Liquidity and Alternatives Investment Committee. The Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee is Manuel H. Johnson.
The Risk Committee assists the Board in connection with the oversight of the Trust’s risks, including investment risks, operational risks and risks posed by the Trust’s service providers as well as the effectiveness of the guidelines, policies and processes for monitoring and mitigating such risks. The members of the Risk Committee of the Trust are Frances L. Cashman, Manuel H.

Johnson, Michael F. Klein and W. Allen Reed, each of whom is an Independent Trustee. The Chairperson of the Risk Committee is Michael F. Klein.
During the Trust’s fiscal year ended September 30, 2023, the Board of Trustees held the following meetings:

Board of Trustees/Committee/Sub-Committee	Number of Meetings
Board of Trustees	5
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Equity Investment Committee	5
Fixed Income, Liquidity and Alternatives Investment Committee	5
The Board has concluded, based on each Trustee’s experience, qualifications and attributes that each Board member should serve as a Director. Following is a brief summary of the information that led to and/or supports this conclusion.
Mr. Bowman has experience in a variety of business and financial matters through his prior service as a Director or Trustee for various funds in the Fund Complex, where he serves as Chairperson of the Compliance and Insurance Committee (and formerly served as Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee). Mr. Bowman also serves as a Director of Naval and Nuclear Technologies LLP and Director Emeritus for the Armed Services YMCA, and formerly served as a Director of BP, plc. Mr. Bowman serves as Chairman of the Board of Trustees of the Fairhaven United Methodist Church. Mr. Bowman is also a member of the National Security Advisory Council of the Center for U.S. Global Engagement, a former member of the CNA Military Advisory Board and a member of the Dolphin Scholarship Foundation Advisory Board. Mr. Bowman retired as an Admiral in the U.S. Navy after serving over 38 years on active duty including eight years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004). Additionally, Mr. Bowman served as the U.S. Navy’s Chief of Naval Personnel (1994-1996), where he was responsible for the planning and programming of all manpower, personnel, training and education resources for the U.S. Navy and on the Joint Staff as Director of Political Military Affairs (1992-1994). In addition, Mr. Bowman served as President and Chief Executive Officer of the Nuclear Energy Institute. Mr. Bowman has received such distinctions as a knighthood as Honorary Knight Commander of the Most Excellent Order of the British Empire and the Officier de l’Ordre  National du Mérite from the French Government and was elected to the National Academy of Engineering (2009). He is President of the consulting firm Strategic Decisions, LLC.
With more than 30 years of experience in the financial services industry, Ms. Cashman possesses valuable insights and expertise regarding governance, marketing, communications, and strategy. Ms. Cashman is Chief Executive Officer of the Asset Management Division of Delinian Limited. Prior to that, Ms. Cashman spent over 20 years at Legg Mason & Co., ultimately serving as Executive Vice President and Global Head of Marketing and Communications. She has gained valuable experience as Director of two investment management entities and as a distribution leader reporting to boards of other mutual funds. In addition, Ms. Cashman also serves as Trustee for the Georgia Tech Foundation and the MMI Gateway Foundation.
Ms. Dennis has over 25 years of business experience in the financial services industry and related fields including serving as a Director or Trustee of various other funds in the Fund Complex, where she serves as Chairperson of the Governance Committee. Ms. Dennis possesses a strong understanding of the regulatory framework under which investment companies must operate based on her years of service to this Board and her position as Senior Managing Director of Victory Capital Management.
Ms. Everett has over 35 years of experience in the financial services industry, including roles with both registered investment companies and registered investment advisers. Ms. Everett serves as the Chairperson of the Equity Investment Committee. By serving on the boards of other registered funds, such as GMAM Absolute Return Strategies Fund, LLC and Emerging Markets Growth Fund, Inc., Ms. Everett has acquired significant experience with financial, accounting, investment and regulatory matters. Ms. Everett is also a Chartered Financial Analyst.
During the course of a career spanning more than 40 years in both academia and industry, Mr. Grier has gained substantial experience in management, operations, finance, marketing, and oversight. Mr. Grier is the Dean of Santa Clara University’s Leavey School of Business. Prior to that, Mr. Grier was the Dean of the Virginia Commonwealth University School of Business. Before joining academia, Mr. Grier spent 29 years at the Walt Disney Company where he served in various leadership roles, including as President of the Disneyland Resort. Mr. Grier also gained substantial oversight experience serving on the boards of Sonia Senior Living, Inc. (formerly, Capital Senior Living Corporation), NVR, Inc., and Middleburg Trust Company. In addition, Mr. Grier currently serves as a Director of Witt/Kieffer, Inc., Director of NuStar GP, LLC, Director of the Colonial Williamsburg Company, and Regent of University of Massachusetts Global. Mr. Grier is also a Certified Public Accountant.
With more than 30 years of experience in the financial services industry, including her years of entrepreneurial and managerial experience in the development and growth of Opus Capital Group, Ms. Haussler brings a valuable perspective to the Trust’s Board, where she serves as the Chairperson of the Audit Committee. Through her role at Opus Capital and her service as a director of several venture capital funds and other boards, Ms. Haussler has gained valuable experience dealing with accounting principles and evaluating financial results of large corporations. She is a certified public accountant (inactive) and a licensed attorney in the State of Ohio (inactive). The Board has determined that Ms. Haussler is an “audit committee financial expert” as defined by the SEC.
In addition to his tenure as a Director or Trustee of various other funds in the Fund Complex, where he currently serves as the Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee and formerly served as Chairperson of the Audit Committee, Dr. Johnson has also served as an officer or a board member of numerous companies for over 20 years. These positions included Co-Chairman and a founder of the Group of Seven Council, Director of NVR, Inc., Director of Evergreen Energy and Director of Greenwich Capital Holdings. He also has served as Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury. In addition, Dr. Johnson also served as Chairman of the Financial Accounting Foundation, which oversees the Financial Accounting Standards Board, for seven years.
Mr. Kearns gained extensive experience regarding accounting through his experience on the Audit Committees of the boards of other funds in the Fund Complex, including by previously serving as either Chairperson or Deputy Chairperson of the Audit Committee for nearly 20 years, and through his position as Chief Financial Officer of the J. Paul Getty Trust. He also has experience in financial, accounting, investment and regulatory matters through his position as President and founder of Kearns & Associates LLC, a financial consulting company. Mr. Kearns previously served as a Director of Electro Rent Corporation and previously served as Director of The Ford Family Foundation.
Through his prior positions as a Managing Director of Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and as President and a Trustee of the Morgan Stanley Institutional Funds, Mr. Klein has experience in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Klein is the Chairperson of the Risk Committee. Mr. Klein also has extensive experience in the investment management industry based on his current positions as Managing Director and Co-Chief Executive and Co-President of Aetos Alternatives Management, LP and as a Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP. In addition, he also has experience as a member of the board of other funds in the Fund Complex.
Ms. Maleski has over 30 years of experience in the financial services industry and extensive experience with registered investment companies. Ms. Maleski began her career as a certified public accountant at Price Waterhouse LLP (“PW”) and was a member of PW’s Investment Company Practice. After a brief stint at the Bank of New York, Ms. Maleski began her affiliation with the JPMorgan Funds, at the Pierpont Group and then with J.P. Morgan Investment Management Inc. From 2001-2013, Ms. Maleski held roles with increasing responsibilities, from Vice President and Board Liaison, Treasurer and Principal Financial Officer, Chief Administrative Officer and finally President and Principal Executive Officer for the JPMorgan Fund complex. Between 2013 and 2016, Ms. Maleski served as Global Head of Oversight and Control of JPMorgan Asset Management and then as Head of JPMorgan Chase’s Fiduciary and Conflicts of Interest Program. Ms. Maleski has extensive experience in the management and operation of funds in addition to regulatory and accounting and valuation matters.
Mr. Reed has experience on investment company boards and is experienced with financial, accounting, investment and regulatory matters through his prior service as a Director of iShares, Inc. and his service as Chair of the Board and as Trustee or Director of other funds in the Fund Complex. Mr. Reed also gained substantial experience in the financial services industry through his prior positions as a Director of Legg Mason, Inc. and as President and CEO of General Motors Asset Management.
The Trustees’ principal occupations and other relevant professional experience during the past five years or more are shown in the above tables.
The Board has adopted a policy that Board members are expected to retire no later than the end of the year they reach the age of 78. The Governance Committee has discretion to grant waivers from this retirement policy under special circumstances, including for Board members to continue serving in Chair or Chair-related roles beyond the retirement age. Current Board members who have reached the age of 75 as of January 1, 2021, are grandfathered as exceptions to the retirement policy and may continue to serve on the Board until the end of the year in which they turn 80 years of age.
Advantages of Having the Same Individuals as Trustees for the Morgan Stanley Funds
The Independent Trustees and the Trust’s management believe that having the same Independent Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Morgan Stanley Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund’s service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Fund and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent

Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Morgan Stanley Funds.
Trustee and Officer Indemnification
The Trust’s Amended and Restated Declaration of Trust provides for indemnification by the Trust and each series to the fullest extent permitted by law of “covered persons” thereunder against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, subject to certain conditions. Trustees, officers, and employees of the Trust are indemnified under the Declaration of Trust but, to the extent required under the 1940 Act, no indemnification shall be provided under the Trust’s Amended and Restated Declaration of Trust to any such person if that person is adjudicated to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. The Trust’s Amended and Restated Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Amended and Restated Declaration of Trust protects a Trustee against liability to the Trust and to any shareholder solely for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee.
Shareholder Communications
Shareholders may send communications to the Trust’s Board of Trustees. Shareholders should send communications intended for the Trust’s Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Trust’s office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Compensation
Each Trustee (except for the Chair of the Boards) receives an annual retainer fee of $335,000 ($295,000 prior to January 1, 2023) for serving as a Trustee of the Morgan Stanley Funds.
The Audit Committee Chairperson receives an additional annual retainer fee of $80,000, the Risk Committee Chairperson, the Equity Investment Committee Chairperson, Fixed Income, Liquidity and Alternatives Investment Committee Chairperson and Governance Committee Chairperson each receive an additional annual retainer fee of $50,000 and the Compliance and Insurance Committee Chairperson receives an additional annual retainer fee of $65,000. The aggregate compensation paid to each Trustee is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Chair of the Boards receives a total annual retainer fee of $630,000 ($590,000 prior to January 1, 2023) for his services and for administrative services provided to each Board.
The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Trust who are employed by the Adviser receive no compensation or expense reimbursement from the Trust for their services as a Trustee.
The Trust has a Deferred Compensation Plan (the “DC Plan”), which allows each Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley Funds that are offered as investment options under the DC Plan. At the Trustee’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Trust.
The following table shows aggregate compensation payable to each of the Trust’s Trustees from the Trust for the fiscal year ended September 30, 2022 and the aggregate compensation payable to each of the Trust’s Trustees by the Fund Complex (which includes all of the Morgan Stanley Funds) for the calendar year ended December 31, 2022.

Compensation
Name	Aggregate Compensation From the Trust	Total Compensation From Trust and Fund Complex Paid to the Trustees[1]
Frank L. Bowman	None	$360,000
Frances L. Cashman[2]	None	295,000
Kathleen A. Dennis	None	345,000
Nancy C. Everett	None	345,000
Eddie A. Grier[2]	None	295,000
Jakki L. Haussler	None	295,000

Compensation
Name	Aggregate Compensation From the Trust	Total Compensation From Trust and Fund Complex Paid to the Trustees[1]
Manuel H. Johnson	None	345,000
Joseph J. Kearns[1],[3]	None	375,000
Michael F. Klein[1],[3]	None	345,000
Patricia A. Maleski	None	295,000
W. Allen Reed[3]	None	590,000
1	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2022 before deferral by the Trustees under the DC Plan. As of December 31, 2022, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Klein and Reed pursuant to the deferred compensation plan was $1,003,275, $3,052,005 and $3,795,878, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.
2	Ms. Cashman and Mr. Grier became members of the Advisory Board of the Board of Trustees on January 1, 2022 and Trustees on February 25, 2022.
3	Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Morgan Stanley Funds (or portfolio thereof) that are offered as investment options under the plan.
Code of Ethics
Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved a Code of Ethics adopted by the Adviser, Sub-Adviser and the Distributor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.
The Codes are designed to detect and prevent improper personal trading. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Trust, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a pre-clearance requirement with respect to personal securities transactions.
INVESTMENT MANAGEMENT AND OTHER SERVICES
Adviser
The Adviser is a wholly-owned subsidiary of Morgan Stanley (NYSE: “MS”), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The principal offices of Morgan Stanley are located at 1585 Broadway, New York, NY 10036, and the principal offices of the Adviser are located at 522 Fifth Avenue, New York, NY 10036. As of June 30, 2023, the Adviser, together with its affiliated asset management companies, had approximately $1.4 trillion in assets under management or supervision. The Adviser provides investment advice and portfolio management services pursuant to an Management Agreement (the “Agreement”) and, subject to the supervision of the Trust’s Board of Trustees, makes or oversees  the Fund’s day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund’s investments.
The Fund paid no management fees as of the date of this SAI because the Fund had not yet commenced operations.
The following table reflects the contractual management fee for the Fund.

Fund	Contractual Rate of Management Fees
Parametric Hedged Equity ETF	0.29%
The Agreement was approved for an initial two-year period on September 27-28, 2023 and continues for successive one year periods, only if each renewal is specifically approved by an in-person vote of the Trust’s Board, including the affirmative votes of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the shareholders of the Fund; in such event, continuance for the Fund shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Fund fail to approve the Agreement, the Adviser may continue to serve as investment adviser to the Fund that approved the Agreement, and to any Fund that did not approve the Agreement until new arrangements have been made. The Agreement is automatically terminated if assigned, and may be terminated by any Fund without the payment of any penalty, at any time, (1) by vote of a majority of the entire Board or (2) by vote of a majority of the outstanding voting securities of the Trust on 60 days’ written notice to the Adviser or (3) by the Adviser without the payment of any penalty, upon 90 days’ written notice to the Trust.
The Board of Trustees of the Trust has approved a unitary management fee structure for the Fund. Under the unitary fee structure, the Adviser will pay substantially all expenses of the Fund (including expenses of the Trust relating to the Fund), except for the distribution fees, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, litigation expenses, and other extraordinary expenses, including the costs of proxies, not incurred in the ordinary course of the Fund’s business. The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
Sub-Adviser
The Adviser has entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC, located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104. The Sub-Adviser is a wholly owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with investment advisory services subject to the overall supervision of the Adviser and the Fund’s officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.
Proxy Voting Policy and Proxy Voting Record
The Board of Trustees believes that the voting of proxies on securities held by the Trust is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Adviser.
A copy of MSIM’s Proxy Voting Policy (“Proxy Policy”) is attached hereto as Appendix A. In addition, a copy of the Proxy Policy, as well as the Trust’s most recent proxy voting record for the 12-month period ended June 30, as filed with the SEC, are available without charge on our web site at www.morganstanley.com/im. The Trust’s proxy voting record is also available without charge on the SEC’s web site at http://www.sec.gov.
Principal Underwriter
Foreside Fund Services, LLC  with principal offices at 3 Canal Plaza Suite 100, Portland, ME 04101, acts as the exclusive principal underwriter with respect to the continuous offering of the Fund’s shares pursuant to the Distribution Agreement. The Distribution Agreement continues in effect for a period more than two years so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement provides that the Trust will bear the costs of the registration of its shares with the SEC and various states and the printing of its prospectuses, statements of additional information and reports to shareholders.
Fund Administration
JPMorgan Chase Bank N.A. (“JPMorgan”) with principal offices at 1111 Polaris Parkway Columbus, OH 43240 provides administrative services to the Fund pursuant to a Fund Services Agreement (the “Administration Agreement”).
Custodian
JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, acts as the Trust’s custodian. JPMorgan  is not an affiliate of the Adviser or the Distributor. In maintaining custody of foreign assets held outside the United States, JPMorgan  has contracted with various foreign banks and depositaries in accordance with regulations of the SEC for the purpose of providing custodial services for such assets.
In the selection of foreign sub-custodians, the Trustees or their delegates consider a number of factors, including, but not limited to, the reliability and financial stability of the institution, the ability of the institution to provide efficiently the custodial services required for the Trust, and the reputation of the institution in the particular country or region.
Dividend Disbursing and Transfer Agent
JPMorgan, located at 1111 Polaris Parkway Columbus, OH 43240, provides dividend disbursing and transfer agency services for the Trust.
Portfolio Managers
Portfolio Manager Compensation Structure
Morgan Stanley Investment Management Inc.
Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to MSIM employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (“IMAP”) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:

•	Cash Bonus

•	Deferred Compensation:

•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Adviser’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Fund, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM performance

•
The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Parametric Portfolio Associates LLC
The compensation structure of Parametric is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Parametric employees is generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Board of Directors of Morgan Stanley.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation. Incentive compensation may include:

•	Cash bonus

•	Deferred compensation:

•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Funds, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the firm’s consolidated financial results, constitutes a violation of the firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Parametric compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•	Team, product and/or MSIM and its affiliates that are investment advisers (including Parametric Portfolio Associates LLC) performance

•
The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

•	Individual contribution and performance

Further, the firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
Other Accounts Managed by Portfolio Managers as of August 31, 2023
Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee they receive from the Trust, or they may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Trust. In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s and/or Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Trust invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Trust for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser and/or Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Fund and Portfolio Managers	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Thomas Seto	66	$32 billion	7	$1 billion	84,037	$211.1 billion
James Reber	40	$17.4 billion	0	$0	83,979	$208.7 billion
Alex Zweber, CFA, CAIA	2	$862 million	5	$6.4 billion	870	$88.1 billion
Michael Zaslavsky, CFA, CAIA	1	$61.1 million	5	$6.4 billion	870	$88.1 billion
Larry Berman	2	$862 million	5	$6.4 billion	870	$88.1 billion
Matthew Maillet	3	$74.4 million	0	$0	1	$119 million
Securities Ownership of Portfolio Managers
As of August 31, 2023, no portfolio manager beneficially owned (or held notionally through IMAP) any shares of the Trust.
Independent Registered Public Accounting Firm
Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116-5021,  serves as the Fund’s independent registered public accounting firm and provides audit and audit-related services, tax-related services and assistance in connection with various SEC filings.
Fund Counsel
Dechert LLP, located at 1095 Avenue of the Americas, New York, NY 10036-6797, acts as the Trust’s legal counsel.
Securities Lending
The Fund may lend its securities through a securities lending agent to certain qualified borrowers. The securities lending agent of the Trust, administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. The securities lending agent also marks-to-market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. The securities lending agent may also invest cash received as collateral in pre-approved investments. The securities lending agent maintains records of loans made and income derived therefrom and makes available such records that the Trust deems necessary to monitor the securities lending program.
Because the Fund has not commenced operations, the Fund has not engaged in securities lending.
DISTRIBUTION AND SHAREHOLDER SERVICES PLANS
The Board of Trustees of the Trust has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the Fund and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year.
No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution fees and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the Fund.
Revenue Sharing
The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain affiliated entities of the Adviser (“Affiliated Entities”) and to certain unaffiliated brokers, dealers and other financial intermediaries, including recordkeepers and administrators of various deferred compensation plans (“Intermediaries”) in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser may pay additional compensation to Affiliated Entities and other Intermediaries for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists offered by the Affiliated Entity or other Intermediary, providing assistance in the ongoing education and training of the Affiliated Entity’s or Intermediary’s financial personnel, furnishing marketing support, maintaining share balances, and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. With respect to Affiliated Entities, these payments, which are paid in accordance with the applicable compensation structure, may include an ongoing annual fee in an amount up to 0.10% of the total average NAV in respect of the applicable period of shares of the Fund held in the applicable accounts. The prospect of receiving, or the receipt of, additional compensation, as described above, by Affiliated Entities or other Intermediaries may provide Affiliated Entities and such Intermediaries, and/or their financial advisers or other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which an Affiliated Entity or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosure provided by an Affiliated Entity or Intermediary as to its compensation.
Other Payments to Intermediaries
The Adviser may also make payments, out of its own assets and not as an expense to the Fund, to Intermediaries to offset certain nominal expenses of Intermediaries related to setup, connectivity or other technological maintenance of the Intermediary’s investment platform and/or the provision of services with respect to the Fund or share class on an Intermediary’s investment platform. Investors may wish to take such payment arrangements into account when considering an investment in Fund shares.
BROKERAGE PRACTICES
Portfolio Transactions
Decisions concerning the execution of portfolio security transactions, including the selection of the market and the broker-dealer firm, or other financial intermediary (each an “intermediary”), are made by the Sub-Adviser. The Fund is responsible for the expenses associated with its portfolio transactions. The Sub-Adviser is also responsible for the execution of transactions for all other accounts managed by it.
Parametric Portfolio Associates LLC.
The Sub-Adviser places the portfolio security transactions for execution with one or more intermediaries. The Sub-Adviser uses its best efforts to obtain execution of portfolio security transactions at prices that in the Sub-Adviser’s judgment are advantageous to the client and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. The Sub-Adviser always seeks to affect transactions at the price, commission and other relevant factors that provide the most favorable total overall cost or proceeds reasonably attainable given the circumstances. The Sub-Adviser may consider various factors when selecting a broker-dealer, including but not limited to: the nature of the portfolio transaction; the size of the transaction; the execution, clearing and settlement capabilities of the broker-dealer; the broker-dealer’s experience and ability to execute complex trades; access to markets; the reputation, financial and credit strength and stability of the broker-dealer; availability of alternative trading platforms; the desired timing of the transaction, and confidentiality. The Sub-Adviser tracks trade order volumes and commissions paid to approved brokers for use in evaluating the Sub-Adviser’s trading practices and for client reporting purposes.
Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets including transactions in fixed-income securities which are generally purchased and sold on a net basis (i.e., without commission) through intermediaries and banks acting for their own account rather than as brokers. Such intermediaries attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Fixed-income transactions may also be transacted directly with the issuer of the obligations. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Sub-Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to intermediaries who were selected to execute transactions on behalf of the Sub-Adviser’s clients in part for providing brokerage and research services to the Sub-Adviser as permitted by applicable law.
The Sub-Adviser does not intent to maintain any soft dollar arrangements. The Sub-Adviser does receive research from broker-dealers that such broker-dealers distribute widely to market participants, but such research is not associated with particular transactions and does not obligate the Sub-Adviser to trade with the broker-dealer providing such research. Parametric will send trades to brokers that provide brokerage services that directly relate to the execution of trades and satisfy the temporal standard under Section 28(e) of the 34 Act. These brokerage services include the use of trading software used to route orders electronically to market centers and the provision of fixed connections used to electronically effect securities transactions. These brokerage services are provided at no cost to Parametric and are used for trading for any client, regardless of the selection of broker.

The Sub-Adviser will aggregate or execute “block” trades if, in the Sub-Adviser’s reasonable judgment, such aggregation may result in an overall economic benefit for participating clients’ accounts, taking into consideration the more advantageous purchase or selling price, brokerage commissions, and the execution capabilities of the selected broker-dealer. By aggregating trades for multiple client accounts into a larger, single block order, the Sub-Adviser ensures that participating client accounts receive the same execution price. In addition, the Sub-Adviser may be able to obtain a better execution price and more favorable trade execution for all participating client accounts. The trade allocation process across the Sub-Adviser’s offices is automated within the Sub-Adviser’s order management systems. When an aggregated order is completed in its entirety, the order will then be allocated to accounts in accordance with the preliminary allocation schedule. For certain securities and derivatives which may have liquidity or other trading limitations, it may be necessary to place the order before setting the allocation among the participating accounts. In such instances, the allocation will be completed as soon as reasonably possible after execution. In any event, allocations must be placed or defined no later than the end of the trading day. Fully executed orders will receive the average price obtained in the trades. Partially filled orders will be allocated pro rata based on the original predetermined allocation, on an average price basis, subject to certain limited exceptions. If the allocation is de minimis (i.e., disproportionately small in relation to the size of the account or strategy), the allocation may be reallocated to other participating accounts which remain unfilled. There may be situations involving certain portfolios where non-pro-rata trade allocations occur due to the presence of fractional shares, limited liquidity or market rules. Records shall be kept by traders and/or portfolio managers supporting the reason for any such reallocation. These aggregation and allocation policies potentially could have a detrimental effect on the price or amount of the securities available to the Fund from time to time.
Morgan Stanley Investment Management Inc.
In certain circumstances, the Adviser may be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the OTC market, securities may be traded as agency transactions through broker-dealers or traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
The Adviser selects broker-dealers for the execution of transactions for the Fund in accordance with their duty to seek “best execution” (i.e., the most favorable terms of execution). In seeking best execution, the Adviser is not obligated to choose the broker- dealer offering the lowest available commission rate if, in the Adviser’s reasonable judgment, (i) the total costs or proceeds from the transaction might be less favorable than may be obtained elsewhere; (ii) a higher commission is justified by the brokerage and research services provided by the broker-dealer that fall within the safe harbor of Section 28(e) of the 1934 Act or otherwise is permitted under applicable law; or (iii) other considerations, such as the order size, the time required for execution, the depth and breadth of the market for the security or minimum credit quality requirements to transact business with a particular broker-dealer. The research services received include services which aid the Adviser in fulfilling its investment decision-making responsibilities, including (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts.
When effecting transactions on behalf of the Fund, the Adviser may trade with any broker-dealer on their list of approved broker- dealers. Approved broker-dealers have met criteria as established by the Adviser’s Trading and Research Governance team (“TRG”). TRG reviews and approves broker-dealers periodically to determine whether broker-dealers on the approved list continue to meet such criteria. The approval lists are reported quarterly to the Adviser’s Counterparty Governance Committee. When selecting an approved broker-dealer (including an affiliate) to execute securities transactions, the following factors may be considered: (i) best available price; (ii) reliability, integrity and reputation in the industry (which may include a review of financial information and creditworthiness); (iii) execution capabilities, including block positioning, speed of execution and quality and responsiveness of its trading desk; (iv) knowledge of and access to the markets for the securities being traded; (v) potential ability to obtain price improvement; (vi) ability to maintain confidentiality; (vii) ability to handle non-traditional trades; (viii) commission and commission-equivalent rates; (ix) technology infrastructure; (x) clearance and settlement capabilities; (xi) the size of the trade relative to other trades in the same instrument; (xii) ability of a counterparty to commit its capital to the Fund’s trade and its access to liquidity; (xiii) counterparty restrictions associated with a portfolio, including regulatory trading, documentation requirement or any specific clearing broker-dealer requirements; (xiv) client-directed execution; (xv) client-specific restrictions; and (xvi) such other factors as may be appropriate.
Subject to the duty to seek best execution, the Adviser uses a portion of the commissions generated when executing client transactions to acquire brokerage and research services that aid in fulfilling investment decision-making responsibilities in accordance with Section 28(e) and applicable law. Commissions paid to broker-dealers providing brokerage and research services may be higher than those charged by other broker-dealers. Subject to applicable law, the Adviser receives a benefit when using client commissions to obtain brokerage and research services because the Adviser does not have to produce or pay for the brokerage research services itself.
Therefore, the Adviser has an incentive to select or recommend a broker-dealer based on its interest in receiving brokerage and research services, rather than solely on its clients’ interest in obtaining the best price.
The Adviser has adopted policies and procedures designed to help track and evaluate the benefits received from brokerage and research services, as well as to track how much clients pay above the amount that broker-dealers from which the Adviser receives brokerage and research services may have charged solely for execution of such trades. The Adviser utilizes a voting system to assist in making a good faith determination of the value of brokerage and research services it receives in accordance with Section 28(e) and applicable law. In many cases, these involve subjective judgments or approximations. The Adviser has established a process for budgeting research costs and allocating such costs across client accounts.
The Adviser and certain other affiliated advisers have entered into commission sharing arrangements (“CSAs”) with executing brokers (“CSA Partners”) and a third-party vendor (“CSA Aggregator”). Pursuant to these arrangements, and under the Adviser’s supervision, the CSA Partners and CSA Aggregator track execution and research commissions separately and pool and distribute research credits in accordance with the policies and procedures discussed above to approved research providers (which may include executing brokerage firms or independent research providers (“Approved Research Providers”)) that provide brokerage and research services. The CSA Aggregator also reconciles research credits from trades with CSA Partners, and pays Approved Research Providers and provides other related administrative functions. In addition, a CSA Partner may provide the Adviser with proprietary research it has developed and, upon instruction, may retain research commission credits as compensation for the provision of such proprietary research services. The Adviser believes that these arrangements allow it to monitor the amount of trading costs that are attributable to execution services on the one hand and other brokerage and research services on the other.
Transactions that generate research credits include equity transactions executed on an agency basis or via a riskless principal transaction where the executing broker-dealer receives a commission. The Adviser does not use CSAs or otherwise have arrangements to pay for brokerage and research services with client commissions in connection with trading fixed-income securities. Consistent with long-standing industry practice in the fixed-income markets, however, the Adviser, subject to applicable law, may receive brokerage and research services and other information, including access to fixed-income trading platforms that dealers provide for no charge to their customers in the ordinary course of business. Fixed-income instruments typically trade at a bid/ask spread and without an explicit brokerage charge. While there is not a formal trading expense or commission, clients will bear the implicit trading costs reflected in these spreads.
The Adviser may receive “mixed use” products and services from an Approved Research Provider, where a portion of the product or service assists in its investment decision-making process in accordance with Section 28(e) and a portion may be used for other purposes. Where a product or service has a mixed use, the Adviser will make a reasonable allocation of its cost according to its use and will use client commissions to pay only for the portion of the product or service that assists in its investment decision-making process. The Adviser may have an incentive to allocate the costs to uses that assist in its investment decision-making process because the Adviser may pay for such costs with client commissions rather than its own resources. To the extent the Adviser receives “mixed use” products and services, the Adviser will allocate the anticipated costs of a mixed use product or service in good faith and maintain records concerning allocations in order to mitigate such conflicts.
Client accounts that pay a greater amount of commissions relative to other accounts may bear a greater share of the cost of brokerage and research services than such other accounts. The Adviser may use brokerage and research services obtained with brokerage commissions from some clients for the benefit of other clients whose brokerage commissions do not pay for such brokerage and research services. The Adviser may also share brokerage and research services with its affiliated advisers, and the clients of its affiliated advisers may receive the benefits of such brokerage and research services. These arrangements remain subject to the Adviser’s overall obligation to seek best execution for client trading.
The EU’s Markets in Financial Instruments Directive II (“MiFID II”), which became effective January 3, 2018, requires investment advisers regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. Although the Adviser is not directly subject to the provisions of MiFID II, certain of its affiliated advisers are, such as Morgan Stanley Investment Management Limited; accordingly, as applicable, the Adviser makes a reasonable valuation and allocation of the cost of research services as between MiFID II client accounts and other accounts that participate in CSAs and will pay for research services received with respect to MiFID II client accounts from its own resources. The Adviser and affiliated advisers subject to MiFID II may separately pay for fixed-income research from their own resources. Following its withdrawal from the EU on January 31, 2020, the United Kingdom has entered a transition period, during which EU law (including MiFID II) will continue to apply in the United Kingdom. Following the transition period, investment managers in the United Kingdom may still be required to comply with certain MiFID II equivalent requirements in accordance with the handbook of rules and guidance issued by the Financial Conduct Authority.

When permitted under applicable law, portfolio managers generally will aggregate orders of their clients for the same securities in a single order so that such orders are executed simultaneously in order to facilitate best execution and to reduce brokerage costs. The Adviser effects aggregated orders in a manner designed to ensure that no participating client is favored over any other client.
In general, accounts that participate in an aggregated order will participate on a pro rata or other objective basis. Pro rata allocation of securities and other instruments will generally consist of allocation based on the order size of a participating client account in proportion to the size of the orders placed for other accounts participating in the aggregated order. However, the Adviser may allocate such securities and other instruments using a method other than pro rata if their supply is limited, based on differing portfolio characteristics among accounts or to avoid odd lots or small allocations, among other reasons. These allocations are made in the good faith judgment of the Adviser with a goal of seeking to ensure that fair and equitable allocation occurs over time. There may be times that the Adviser is not able to aggregate orders because of applicable law or other considerations when doing so might otherwise be advantageous.
General.
To the extent creation or redemption transactions are conducted on a cash or “cash in lieu” basis, the Fund may contemporaneously transact with broker-dealers for the purchase or sale of portfolio securities in connection with such transactions. Such orders may be placed with an Authorized Participant in its capacity as broker-dealer, a broker-dealer that is affiliated with the Authorized Participant, or a third-party broker-dealer. Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant, its affiliated broker-dealer or a third-party broker-dealer to purchase or sell the portfolio securities, as applicable. The executing broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order (the “Price Guarantee”). Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
On occasion, the Fund may purchase certain money market instruments directly from an issuer without payment of a commission or concession. Money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer.
The Trust anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.
Portfolio Trading by Authorized Participants
When creation or redemption transactions consist of cash, the transactions may require the Fund to contemporaneously transact with broker-dealers for purchases or sales of portfolio securities, as applicable. Depending on the timing of the transactions and certain other factors, such transactions may be placed with the purchasing or redeeming Authorized Participant in its capacity as a broker-dealer or with its affiliated broker-dealer and conditioned upon an agreement with the Authorized Participant or its affiliated broker-dealer to transact at guaranteed prices in order to reduce transaction costs incurred as a consequence of settling creations or redemptions in cash rather than in-kind.
Specifically, following the Fund’s receipt of a creation or redemption order, to the extent such purchases or redemptions consist of a cash portion, the Fund may enter an order with the Authorized Participant or its affiliated broker-dealer to purchase or sell the portfolio securities, as applicable. Such Authorized Participant or its affiliated broker-dealer will be required to guarantee that the Fund will achieve execution of its order at a price at least as favorable to the Fund as the Fund’s valuation of the portfolio securities used for purposes of calculating the NAV applied to the creation or redemption transaction giving rise to the order. Whether the execution of the order is at a price at least as favorable to the Fund will depend on the results achieved by the executing firm and will vary depending on market activity, timing and a variety of other factors.
An Authorized Participant is required to deposit an amount with the Fund in order to ensure that the execution of the order on the terms noted above will be honored on orders arising from creation transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions and the deposit is returned to the Authorized Participant. If, however, the broker-dealer executing the order is unable to achieve a price at least equal to the Fund’s valuation of the securities, the Fund retains the portion of the deposit equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs) and may require the Authorized Participant to deposit any additional amount required to cover the full amount of the actual execution transaction.
An Authorized Participant agrees to pay the shortfall amount in order to ensure that a guarantee on execution will be honored for brokerage orders arising from redemption transactions executed by an Authorized Participant or its affiliate as broker-dealer. If the broker-dealer executing the order achieves executions in market transactions at a price equal to or more favorable than the Fund’s valuation of the portfolio securities, the Fund receives the benefit of the favorable executions. If, however, the broker-dealer is unable to achieve executions in market transactions at a price at least equal to the Fund’s valuation of the securities, the Fund will be entitled to the portion of the offset equal to the full amount of the execution shortfall (including any taxes, brokerage commissions or other costs).
Affiliated Brokers
Subject to the overriding objective of obtaining the best execution of orders, the Trust may use broker-dealer affiliates of the Adviser to effect Fund brokerage transactions, including clearing options trades under procedures adopted by the Trust’s Board of Trustees. In order to use such affiliates, the commission rates and other remuneration paid to the affiliates must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
Pursuant to an order issued by the SEC, the Trust is permitted to engage in principal transactions in money market instruments, subject to certain conditions, with Morgan Stanley & Co. LLC, a broker-dealer affiliated with the Adviser.
Because the Fund has not commenced operations, the Fund has not affected any principal transactions with Morgan Stanley & Co. LLC.
Brokerage Commissions Paid
As of the date of this SAI, there were no brokerage commissions because the Fund had not yet commenced operations.
Regular Broker-Dealers
Because the Fund has not commenced operations, the Fund has not utilized broker-dealers.
Portfolio Turnover
The Fund generally does not invest for short-term trading purposes; however, when circumstances warrant, the  Fund may sell investment securities without regard to the length of time they have been held. Market conditions in a given year could result in a higher or lower portfolio turnover rate than expected and the Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with their investment objectives and policies. Higher portfolio turnover (e.g., over 100%) necessarily will cause the Fund to pay correspondingly increased brokerage and trading costs. In addition to transaction costs, higher portfolio turnover may result in the realization of capital gains. As discussed under “Taxes,” to the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.
GENERAL INFORMATION
Trust History
Morgan Stanley ETF Trust is an open-end, management investment company established under Delaware law as a Delaware statutory trust on May 31, 2016.
Description of Shares and Voting Rights
Fund shares will trade on an Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 shares.

Under the Trust’s Amended and Restated Declaration of Trust, dated as of September 28, 2022 (“Declaration of Trust”), the Trustees have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the shareholders of any series, to, among other things, (i) divide the beneficial interest in each series into shares, with or without par value as the Trustees shall determine (provided that unless the Trustees shall otherwise determine, all shares shall have a par value of $0.001), (ii) to issue shares without limitation as to number (including fractional shares and shares held in the treasury), to such persons and for such amount and type of consideration, including cash or securities (or any combination thereof), at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish, designate and classify and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each series as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing series and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to classify or reclassify or to change in any manner any shares of the Trust or any series into shares of one or more series (whether the shares to be classified, reclassified or changed are issued and outstanding or unissued and whether such shares constitute part or all of the shares of the Trust or such series), (v) to dissolve and terminate any one or more series thereof and (vi) to take such other action with respect to the shares of the Trust or any series as the Trustees may deem desirable. The Declaration of Trust provides that all liabilities held with respect to a particular series shall be enforceable against the assets held with respect to such series only and not against the assets of the Trust generally or against the assets held with respect to any other series and none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Trust generally or any other series thereof shall be enforceable against the assets held with respect to such series, except that any general liabilities of the Trust that are not readily identifiable as being held with respect to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. Subject to the Declaration of Trust, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. The Declaration of Trust further provides that ownership of shares shall not make any shareholder a third-party beneficiary of any contract entered into by the Trust or any series.
As of the date of this Statement of Additional Information, the Trustees have authorized the issuance of shares. Additional series may be added in the future. When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees have the power, however, to cause each shareholder, or each shareholder of any particular series, to pay directly, in advance or arrears, for charges of the Trust’s custodian or transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require shareholders to redeem shares for any reason as determined by the Trustees, in their sole discretion.
The 1940 Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriter contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
As determined by the Trustees without the vote or consent of shareholders, on any matter submitted to a vote of shareholders, either (i) each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote or (ii) each dollar of net asset value of the share determined at the close of business on the record date shall be entitled to one vote on any matter on which such shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. In the absence of any designation to the contrary, each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. The Trust is not required to hold annual meetings of shareholders for the election of Trustees or the transaction of any other business except as required by the 1940 Act or other applicable federal law, or as otherwise determined by the Trustees, in their sole discretion, and the Trust does not intend to hold such meetings. All shares of the Trust then entitled to vote shall be voted in aggregate on any matters submitted to a vote of the shareholders, except (i) when required by the 1940 Act, shares shall be voted by individual series and (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series thereof, may be called by the

Trustees, certain officers or upon the request of shareholders as provided in the Trust’s By-Laws. A meeting of shareholders will be held to vote on the removal of a Trustee or Trustees if requested in writing by holders of not less than 10% of the outstanding shares of the Trust. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters set forth in the Declaration of Trust and such other matters as the Trustees may otherwise consider necessary or desirable in their sole discretion. The Trust’s By-Laws provide that Trustees shall be elected by a vote of a plurality of the votes cast by shareholders present in person or by proxy and all other matters shall be decided by a majority of the votes cast by shareholders present in person or by proxy, provided that, if the matter to be voted on is one for which an express provision of the 1940 Act requires a different vote, then such matter shall be decided by the vote required by the 1940 Act.
The Declaration of Trust provides for indemnification of “covered persons” of the Trust as described in “Management of the Trust—Trustee and Officer Indemnification” above. Under Delaware Law, the shareholders of a series are not generally subject to liability for the debts or obligations of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be entitled out of the assets belonging to the applicable series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series. The Declaration of Trust also provides that neither the Trust nor the applicable series shall be responsible for satisfying any obligation arising from such a claim that has been settled by a shareholder without the prior written notice to, and consent of, the Trust. The Declaration of Trust further provides that, except as otherwise specifically provided in the Declaration of Trust or By-Laws of the Trust, the Trust shall have no obligation to indemnify or hold harmless any shareholder against any loss or expense arising under any circumstances whether in connection with a proceeding of any kind or otherwise.
The Declaration of Trust states that the Trust shall continue without limitation of time but the Trust may be dissolved at any time by the Trustees (without Shareholder approval) and any series may be dissolved at any time by the Trustees (without shareholder approval). In addition, the Declaration of Trust provides that the Trustees may take other actions without shareholder approval such as to (i) cause the Trust to convert to or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law), to the extent permitted by law, and that, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such conversion, merger, reorganization or consolidation, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act and that, in any case, is formed, organized or existing under the laws of the United States or of a state, commonwealth, possession or colony of the United States, (ii) sell or convey all or substantially all of the assets of the Trust or any series to another series of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law), organized under the laws of the United States or of any state, commonwealth, possession or colony of the United States and, in the case of any trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance, may (but need not) succeed to or assume the Trust’s registration under the 1940 Act, for adequate consideration as determined by the Trustees that may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent of the Trust or any affected series, and that may include shares of such other series of the Trust or shares of beneficial interest, stock or other ownership interest of such trust, partnership, limited liability company, association, corporation or other business entity (or series thereof), (iii) at any time sell or convert into money all or any part of the assets of the Trust or any series, (iv) cause the Trust, or any one or more of its series, to cease listing its shares on a securities exchange and to cease operating as an “exchange-traded” open-end management investment company, in reliance on certain exemptions under the 1940 Act, or (v) cause the Trust, or any one or more of its series, to modify its investment objective and/or strategy.
The Declaration of Trust and By-Laws may be amended and/or restated from time to time subject to their terms and by the Trustees. The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote or consent. However, shareholders of the Trust have the right to vote on any amendment (i) as determined by the Trustees in their sole discretion or (ii) as required by federal law, including the 1940 Act, but only to the extent so required.
In addition to certain requirements under Delaware law, the Declaration of Trust provides that shareholders of the Trust or any series must bring, subject to conditions set forth in the Declaration of Trust, any claim that affects all shareholders of the Trust or any series equally as a derivative claim.
Dividends and Capital Gains Distributions
The Fund’s policy is to distribute substantially all of its net investment income, if any, together with any net realized capital gains in the amount and at the times that will avoid both income (including capital gains) taxes on it and the imposition of the federal excise tax on undistributed income and capital gains. The amounts of any income dividends or capital gains distributions cannot be predicted.
Any dividend or distribution paid shortly after the purchase of shares of the Fund by an investor may have the effect of reducing the per share NAV of that Fund by the per share amount of the dividend or distribution. Furthermore, such dividends or distributions, although in effect a return of capital, may be subject to income taxes.
As set forth in the Prospectus, unless the shareholder elects otherwise in writing, all dividends and capital gains distributions for a class of shares are automatically reinvested in additional shares of the same class of the Fund at NAV (as of the business day following the record date). This automatic reinvestment of dividends and distributions will remain in effect until the shareholder notifies the Fund by telephone or in writing that either the Income Option (income dividends in cash and capital gain distributions reinvested in shares at NAV) or the Cash Option (both income dividends and capital gains distributions in cash) has been elected. It may take up to three business days to effect this change. An account statement is sent to shareholders whenever a dividend or distribution is paid.
The Fund within the Trust is treated as a separate entity (and hence, as a separate “regulated investment company”) for federal tax purposes. Any net capital gains recognized by the Fund are distributed to its investors without need to offset (for federal income tax purposes) such gains against any net capital losses of another Fund.
Undistributed net investment income is included in the Fund’s net assets for the purpose of calculating NAV. Therefore, on the ex-dividend date, the NAV excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable as ordinary income.
Certain mortgage securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as original issue discount or bond premium expense) will not normally be considered as income to the Fund and therefore will not be distributed as dividends. Rather, these payments on MBS will be reinvested on your behalf by the Fund.
Dividend Reinvestment Service
No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by beneficial owners of the Fund through DTC participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.
TAXES
The following is only a summary of certain additional federal income tax considerations generally affecting the Trust, the Fund and their shareholders. No attempt is made to present a detailed explanation of the federal, state or local tax treatment of the Trust, the Fund or shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The Fund is generally treated as a separate corporation for federal income tax purposes. Thus, the provisions of the Code generally will be applied to the Fund separately, rather than to the Trust as a whole.
Regulated Investment Company Qualification
The Fund intends to qualify and has either elected or will elect to be treated for each taxable year as a RIC under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies, including, generally, certain gains from options, futures and forward contracts; and (ii) diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses. For purposes of the 90% gross income requirement described above, foreign currency gains will generally be treated as qualifying income under current federal income tax law. However, the Code expressly provides the U.S.

Treasury with authority to issue regulations that would exclude foreign currency gains from qualifying income if such gains are not directly related to a RIC’s business of investing in stock or securities (or options or futures with respect to stocks or securities). While to date the U.S. Treasury has not exercised this regulatory authority, there can be no assurance that it will not issue regulations in the future (possibly with retroactive application) that would treat some or all of the Fund’s foreign currency gains as non-qualifying income.
For purposes of the 90% gross income test described above, dividends received by the Fund will be treated as qualifying income to the extent they are attributable to the issuer’s current and accumulated earnings and profits. Distributions in excess of the distributing issuer’s current and accumulated earnings and profits will first reduce the Fund’s basis in the stock as a return of capital and will not qualify as gross income. Distributions in excess of the Fund’s basis in the stock will qualify for the 90% gross income test discussed above as the distribution will be treated as gain from the sale of stock. This gain will be long-term capital gain if the Fund held the stock for more than a year.
For purposes of the diversification requirement described above, the Fund will not be treated as in violation of such requirement as a result of a discrepancy between the value of its various investments and the diversification percentages described above, unless such discrepancy exists immediately following the acquisition of any security or other property and is wholly or partly the result of such acquisition. Moreover, even in the event of noncompliance with the diversification requirement as of the end of any given quarter, the Fund is permitted to cure the violation by eliminating the discrepancy causing such noncompliance within a period of 30 days from the close of the relevant quarter other than its first quarter following its election to be taxed as a RIC.
Net income derived from an interest in a “qualified publicly traded partnership,” as defined in the Code, will be treated as qualifying income for purposes of the income requirement in clause (i) above. In addition, for the purposes of the diversification requirements in clause (ii) above, the outstanding voting securities of any issuer includes the equity securities of a qualified publicly traded partnership, and no more than 25% of the value of a RIC’s total assets may be invested in the securities of one or more qualified publicly traded partnerships. The separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a RIC holding an interest in a qualified publicly traded partnership, with respect to items attributable to such interest.
If the Fund fails to qualify as a RIC for any taxable year, all of its net income will be subject to tax at regular corporate rates (whether or not distributed to shareholders), and its distributions (including capital gains distributions) will be taxable as income dividends to its shareholders to the extent of the Fund’s current and accumulated earnings and profits, and will be eligible for the dividends-received deduction for corporate shareholders and for treatment as qualified dividend income, in the case of individual shareholders.
If the Fund fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Fund may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for that year and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for federal excise tax, but can give no assurances that all such liability will be eliminated.
Tax Treatment of the Fund and Shareholders
The Fund intends to distribute substantially all of its net investment income (including, for this purpose, net short-term capital gains) to shareholders. Dividends from the Fund’s net investment income generally are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Certain income distributions paid by the Fund to individual shareholders are taxed at rates equal to those applicable to net long-term capital gains (currently either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). This tax treatment applies only if certain holding period requirements are satisfied by the shareholder and the dividends are attributable to qualified dividends received by the Fund itself. For this purpose, “qualified dividends” means dividends received by the Fund from certain U.S. corporations and qualifying foreign corporations, provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.
A dividend paid by the Fund to a shareholder will not be treated as qualified dividend income of the shareholder if (1) the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend, (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

You should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.
Dividends paid to you out of the Fund’s investment company taxable income that are not attributable to qualified dividends generally will be taxable to you as ordinary income (currently at a maximum federal income tax rate of 37% in the case of an individual shareholder for taxable years before 2026 and, in the case of a corporate shareholder, 21%) to the extent of the Fund’s earnings and profits. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in their Fund shares, and as a capital gain thereafter (if the shareholder holds their Fund shares as capital assets).
Certain distributions reported by the Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that the Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund’s shares and regardless of whether the distribution is received in additional shares or in cash. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
Distributions from capital gains generally are made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. If the Fund incurs or has incurred capital losses in excess of capital gains (“net capital losses”), those losses will be carried forward to one or more subsequent taxable years; any such carryforward losses will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, may be subject to limitation.
In determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, the Fund generally may also elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.
The Fund will decide whether to distribute or to retain all or part of any net capital gains (the excess of net long-term capital gains over net short-term capital losses) in any year for reinvestment. If any capital gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders will include such undistributed gains in their income, and will increase their tax basis in Fund shares by the difference between the amount of the includable gains and the tax deemed paid by the shareholder in respect of such shares. The shareholder will be able to claim their share of the tax paid by the Fund as a refundable credit.
Shareholders generally are taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December, to shareholders of record of such month and paid in January, then such amounts will be treated for tax purposes as received by the shareholders on December 31.
After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends-received deduction for corporations.
Gains or losses on the sale of securities by the Fund held as a capital asset will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules described below may change the normal treatment of gains and losses recognized by the Fund when it makes certain types of investments. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales, and its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
A gain or loss realized by a shareholder on the sale, exchange or redemption of shares of the Fund held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year and otherwise will be short-term. Any loss realized on a sale, exchange or redemption of shares of the Fund will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the disposition of shares held six months or less is treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares or any inclusion of undistributed capital gain with respect to such shares. The ability to deduct capital losses may otherwise be limited under the Code.
If the Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Reporting is required to you and the IRS annually on Form 1099-B with respect to not only the gross proceeds of Fund shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.
The amounts of the Fund’s distributions are driven by federal tax requirements. The Fund’s required taxable distributions to shareholders may be significant even if the Fund’s overall performance for the period is negative.
Backup withholding to the U.S. Treasury may be required in an amount equal to 24% of any dividends, capital gains distributions and redemption proceeds paid to any individual or certain other non-corporate shareholder (i) who has failed to provide a correct taxpayer identification number (generally an individual’s social security number or non-individual’s employer identification number) ; (ii) who is subject to backup withholding as notified by the IRS; or (iii) who has not certified that such shareholder is not subject to backup withholding. This backup withholding is not an additional tax, and any amounts withheld would be sent to the IRS as an advance payment of taxes due on a shareholder’s income for such year.
Special Rules for Certain Foreign Currency and Derivatives Transactions
In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a RIC.
Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.
The Fund’s investment in options, swaps and related transactions, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, OTC options on debt securities and equity options, including options on stock and on narrow-based stock indices, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse or closing out of the option or sale of the underlying stock or security. By contrast, the Fund’s treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These “Section 1256” positions generally include listed options on debt securities, options on broad-based stock indices, options on securities indices, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.
When the Fund holds options or futures contracts which substantially diminish their risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a “straddle” for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.
A Section 1256 position held by the Fund will generally be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund’s fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of  portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources. Any or all of these rules may, therefore, affect the amount, character and timing of income earned and, in turn, distributed to shareholders by the Fund.
Further, the positions may be subject to the straddle rules. The tax consequences of straddle transactions to the Fund are not entirely clear in all situations under currently available authority. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to U.S. shareholders in a nonliquidating distribution. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to U.S. shareholders as ordinary income may be increased or decreased substantially as compared to a fund that did not engage in such transactions.
Special Tax Considerations Relating to Foreign Investments
Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss to the Fund. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss to the Fund. These gains or losses increase or decrease the amount of the Fund’s net investment income available to be distributed to its shareholders as ordinary income.
The Fund may be subject to foreign withholding taxes with respect to its dividend and interest income from foreign countries, and the Fund may be subject to foreign income taxes with respect to other income. If more than 50% in value of the Fund’s total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat certain foreign income taxes imposed on it for federal income tax purposes as paid directly by its shareholders. Because it is not anticipated that securities of foreign issuers will constitute more than 50% of the Fund’s total assets at the end of any taxable year, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes imposed on the Fund.
The Fund may invest in stocks of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund generally intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax and interest on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.
Taxes and Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (“Foreign Shareholder”) depends on whether the income from the  Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the Fund  is not effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, distributions of investment company taxable income will generally be subject to U.S. withholding tax at the rate of 30% (or such lower treaty rate as may be applicable) upon the gross amount of the dividend(other than “exempt-interest dividends” discussed above). Furthermore, Foreign Shareholders will generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are reported as undistributed capital gains.
Dividends paid by the Fund  to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying U.S. source net interest income (including income from original issue discount), and that are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends,” will generally not be subject to U.S. withholding tax, provided that the income would not be subject to U.S. federal income tax if earned directly by the foreign shareholder. However, depending on the circumstances, the Fund may report all, some or none of the Fund’s potentially eligible dividends as exempt.
Foreign Shareholders that own, either directly or indirectly, more than 5% of a class of Fund shares, are urged to consult their own tax advisors concerning special tax rules that may apply to their investment in Fund shares.
If the income from the Fund  is effectively connected with a U.S. trade or business carried on by a Foreign Shareholder, then distributions from the Fund  and any gains realized upon the sale of shares of the Fund  will be subject to U.S. federal income tax at the rates applicable to U.S. citizens and residents or domestic corporations. In addition, Foreign Shareholders that are corporations may be subject to a branch profit tax.
The Fund may be required to withhold federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder complies with IRS certification requirements.
Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund  to enable the Fund  to determine whether withholding is required.
The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described here. Furthermore, Foreign Shareholders are strongly urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.
Creation Units
As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of shares if the creator (or group of creators) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creations and Redemptions.”
A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The IRS, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.
Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if the Fund shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if the Fund shares (or securities surrendered) have been held for one year or less.
Tax-Advantaged Product Structure
Unlike interests in many conventional mutual funds, the shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day’s next calculated NAV. Fund shares are redeemed principally in kind. The in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the Fund’s portfolio that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because the mutual fund may need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders. To the extent the Fund substitutes cash in lieu of certain portfolio securities for redemption transactions, the Fund may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute such portfolio securities in-kind.
State and Local Tax Considerations
Rules of state and local taxation of dividend and capital gains from RICs often differ from the rules for federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules regarding an investment in  the Fund.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of September 30, 2023, no entity beneficially owned any voting securities of the Fund. From time to time, an Authorized Participant, a third-party investor, the Adviser, an affiliate of the Adviser, and/or the Fund, may invest in the Fund and hold its investment for a specific period.
PERFORMANCE INFORMATION
The Fund is newly organized. As a result, the Fund has no operating history or performance information to include.
POTENTIAL CONFLICTS OF INTEREST
As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with the Morgan Stanley Funds, any new or successor funds, programs, accounts or businesses (other than funds, programs, accounts or businesses sponsored, managed, or advised by former direct or indirect subsidiaries of Eaton Vance Corp. (“Eaton Vance Investment Accounts”)), the ‘‘MS Investment Accounts”, and, together with the Eaton Vance Investment Accounts, the “Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with the Fund’s investment objectives and present conflicts of interest. In addition, Morgan Stanley or the Adviser may also from time to time create new or successor Affiliated Investment Accounts that may compete with the Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist. References to the Adviser, when used in this section, include the Sub-Adviser unless otherwise noted.
The discussions below with respect to actual, apparent and potential conflicts of interest also may be applicable to or arise from the Eaton Vance Investment Accounts whether or not specifically identified.
Material Non-public and Other Information. It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. The Adviser may also from time to time be subject to contractual ‘‘stand-still’’ obligations and/or confidentiality obligations that may restrict its ability to trade in certain investments on the Fund’s behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of the Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of the Fund. Furthermore, access to certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley in order to manage potential conflicts of interest and regulatory restrictions, including without limitation joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser’s ability to source investments from other business units within Morgan Stanley may be limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The Adviser may restrict its investment decisions and activities on behalf of the Fund in various circumstances, including because of applicable regulatory requirements or information held by the Adviser or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, the Fund due to Morgan Stanley’s activities outside the Fund. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of the Fund, resulting in the Fund’s inability to participate in certain desirable transactions. This inability to buy or sell an investment could have an adverse effect on the Fund’s portfolio due to, among other things, changes in an investment’s value during the period its trading is restricted. Also, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment due to additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.
Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser generally will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and generally will not manage the Fund with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Fund in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures and any applicable regulations, Morgan Stanley personnel, including personnel of the Adviser, on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Adviser faces conflicts of interest in determining whether to engage in such wall crossings. Information obtained in connection with such wall crossings may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Fund (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for the Fund in the absence of a wall crossing). In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, the Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been able to do so, which could adversely affect the Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for the Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of the Fund or its shareholders. The Fund’s investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among the Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts.
Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to the Fund beforehand. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within the Fund’s investment objectives. The Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to the Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the Fund’s advantage. There can be no assurance that the Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.
To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including the Fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of the Fund.
It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which the Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with the Fund.
In addition, certain investment professionals who are involved in the Fund’s activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with the Fund’s portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for the Fund.
It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts, and accordingly Morgan Stanley’s investment in the Fund may not be a determining factor in the outcome of any of the foregoing conflicts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.
Different clients of the Adviser, including the Fund, may invest in different classes of securities of the same issuer, depending on the respective clients’ investment objectives and policies. As a result, the Adviser and its affiliates, at times, will seek to satisfy fiduciary obligations to certain clients owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such class of securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, the Fund even though such other clients’ investment objectives may be similar to those of the Fund.
The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including the Fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given or action taken for any client.
From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including the Fund, but not in others, or that client accounts may have different levels of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account may compensate the Adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser’s trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.
In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser’s investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser’s clients, including the Fund, and the Affiliated Investment Accounts managed by Eaton Vance.
Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts to pay more or receive less for a security than other Affiliated Investment Accounts.
Investments by Separate Investment Departments. The entities and individuals that provide investment-related services for the Fund and certain other MS Investment Accounts (the “MS Investment Department”) may be different from the entities and individuals that provide investment-related services to Eaton Vance Investment Accounts (the “Eaton Vance Investment Department” and, together with the MS Investment Department, the “Investment Departments”). Although Morgan Stanley has implemented information barriers between the Investment Departments in accordance with internal policies and procedures, each Investment Department may engage in discussions and share information and resources with the other Investment Department on certain investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. Because each Investment Department generally makes investment decisions and executes trades independently of the other, the quality and price of execution, and the performance of investments and accounts, can be expected to vary. In addition, each Investment Department may use different trading systems and technology and may employ differing investment and trading strategies. As a result, an Eaton Vance Investment Account could trade in advance of the Fund (and vice versa), might complete trades more quickly and efficiently than the Fund, and/or achieve different execution than the Fund on the same or similar investments made contemporaneously, even when the Investment Departments shared research and viewpoints that led to that investment decision. Any sharing of information or resources between the Investment Department servicing the Fund and the Eaton Vance Investment Department may result, from time to time, in the Fund simultaneously or contemporaneously seeking to engage in the same or similar transactions as an account serviced by the other Investment Department and for which there are limited buyers or sellers on specific securities, which could result in less favorable execution for the Fund than such Affiliated Investment Account. The MS Investment Department will not knowingly or intentionally cause the Fund to engage in a cross trade with an account serviced by the Eaton Vance Investment Department, however, subject to applicable law and internal policies and procedures, the Fund may conduct cross trades with other accounts serviced by the MS Investment Department. Although the MS Investment Department may aggregate the Fund’s trades with trades of other accounts serviced by the MS Investment Department, subject to applicable law and internal policies and procedures, there will be no aggregation or coordination of trades with accounts serviced by the Eaton Vance Investment Department, even when both Investment Departments are seeking to acquire or dispose of the same investments contemporaneously.
Payments to Broker-Dealers and Other Financial Intermediaries.  (For purposes of this section, “Adviser” refers to Morgan Stanley Investment Management Inc. only) The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser   may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, providing assistance in the ongoing education and training of a Financial Intermediary’s financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund’s advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser. The amount of these payments may be different for different Financial Intermediaries.
The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.
In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.
Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for the Fund’s holdings, although these activities could have an adverse impact on the value of one or more of the Fund’s investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from, and potentially adverse to that of the Fund. Furthermore, from time to time, the Adviser or its affiliates may invest “seed” capital in the Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of the Fund.
Morgan Stanley’s sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley’s trading and principal investing businesses) will not be required to offer any investment opportunities to the Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.
Morgan Stanley’s sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not the Fund’s interests.
Subject to the limitations of applicable law, the Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.
Morgan Stanley’s Investment Banking and Other Commercial Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with the Fund and with respect to investments that the Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by the Fund. Morgan Stanley may give advice and provide recommendations to persons competing with the Fund and/or any of the Fund’s investments that are contrary to the Fund’s best interests and/or the best interests of any of its investments.
Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley’s determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit the Fund’s ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between the Fund’s best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.
To the extent that Morgan Stanley advises creditor or debtor companies in the financial restructuring of companies either prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser’s flexibility in making investments in such restructurings on the Fund’s behalf may be limited.
Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis the Fund’s investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.
To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which the Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with the Fund, and any advisory fees payable will not be reduced thereby.
Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley’s compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, the Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.
The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, the Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.
Morgan Stanley’s Marketing Activities. Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which the Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, the Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley’s clients with respect to an issuer of securities in which the Fund has an investment may be adverse to the Adviser’s or the Fund’s best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser’s or the Fund’s best interests.
Client Relationships. Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and the Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.
In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on the Fund’s behalf.
Principal Investments. To the extent permitted by applicable law, there may be situations in which the Fund’s interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.
Transactions with Portfolio Companies of Affiliated Investment Accounts. The companies in which the Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which the Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include the Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.
Investments in Portfolio Investments of Other Funds. To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which the Fund has made an investment. Under such circumstances, the Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by the Fund are different from (or take priority over) those held by such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by the Fund.
Allocation of Expenses. Expenses may be incurred that are attributable to the Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which the Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among the Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.
Transactions with Affiliates. The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
General Process for Potential Conflicts. All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.
FINANCIAL STATEMENTS
No financial information is presented for the Fund because it has not commenced operations as of the date of this SAI. Financial information will be provided in the first report to shareholders for the Fund after commencement of operations.

Appendix A MSIM’s  Proxy Voting Policy
I. POLICY STATEMENT
Morgan Stanley Investment Management’s policy and procedures for voting proxies, the Equity Proxy Voting Policy and Procedures (the “Policy”), with respect to securities held in the accounts of clients applies to those Morgan Stanley Investment Management (“MSIM”) entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies1. For purposes of this Policy, clients shall include: Morgan Stanley U.S. registered investment companies, other Morgan Stanley pooled investment vehicles, and MSIM separately managed accounts (including accounts for Employee Retirement Income Security (“ERISA”) clients and ERISA-equivalent clients). This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Saudi Arabia, MSIM Fund Management (Ireland) Limited, Morgan Stanley Asia Limited, Morgan Stanley Investment Management (Japan) Co. Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Eaton Vance CLO Manager LLC, and, Morgan Stanley Eaton Vance CLO CM LLC (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets.

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With respect to the U.S. registered investment companies sponsored, managed or advised by any MSIM Affiliate (the “MS Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MS Funds.

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For other pooled investment vehicles (e.g., UCITS), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the relevant governing board.

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For separately managed accounts (including ERISA and ERISA-equivalent clients), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under the applicable investment advisory agreement or investment management agreement. Where an MSIM Affiliate has the authority to vote proxies on behalf of ERISA and ERISA-equivalent clients, the MSIM Affiliate must do so in accordance with its fiduciary duties under ERISA (and the Internal Revenue Code).

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In certain situations, a client or its fiduciary may reserve the authority to vote proxies for itself or an outside party or may provide an MSIM Affiliate with a statement of proxy voting policy. The MSIM Affiliate will comply with the client’s policy.

An MSIM Affiliate will not vote proxies unless the investment management agreement, investment advisory agreement or other authority explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”) and this Policy. In addition to voting proxies of portfolio companies, MSIM routinely engages with, or, in some cases, may engage a third party to engage with, the management or board of companies in which we invest on a range of environmental, social and governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investment  companies and better inform our voting decisions.
1	This Policy does not apply to MSIM’s authority to exercise certain decision-making rights associated with investments in loans and other fixed income instruments (collectively, for purposes hereof, “Fixed Income Instruments”).
Retention and Oversight of Outsourced Proxy Voting - Certain MSIM exchange-traded funds (“ETFs”) will follow Calvert Research and Management’s (“Calvert”) Proxy Voting Policies and Procedures and the Global Proxy Voting Guidelines set forth in Appendix A of the Calvert Proxy Voting Policies and Procedures. MSIM’s oversight of Calvert’s proxy voting engagement is ongoing pursuant to the 40 Act Fund Service Provider and Vendor Oversight Policy.
Retention and Oversight of Proxy Advisory Firms - Institutional Shareholder Services (“ISS”)  and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, record retention, ballot processing and voting recommendations.
To facilitate proxy voting, MSIM has retained Research Providers to provide company level reports that summarize key data elements contained within an issuer’s proxy statement. Although we are aware of the voting recommendations included in the Research Providers’ company level reports, these recommendations are not an input into our vote nor is any potential vote prepopulated based on a Research Provider’s research. MSIM votes all proxies based on its own proxy voting policies, consultation with the investment teams, and in the best interests of each client. In addition to research, MSIM retains ISS to provide vote execution, reporting, and recordkeeping services.
As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MS Funds or any other investment vehicle sponsored, managed or advised by an MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., an MS Fund or another investment vehicle sponsored, managed or advised by an MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). As noted above, certain ETFs will follow Calvert’s Global Proxy Voting Guidelines set forth in Appendix A of Calvert’s Proxy Voting Policies and Procedures and the proxy voting guidelines discussed in this section do not apply to such ETFs. See Appendix A of Calvert’s Proxy Voting Policies and Procedures for a general discussion of the proxy voting guidelines to which these ETFs will be subject.
The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section 3) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP (“Morgan Stanley AIP”) will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests and / or priorities reflected in their mandates with respect to the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.
We may abstain from or vote against matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals. The following are examples of routine management proposals:

■	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

■	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

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Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. Board of Directors.

1	Election of Directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance. Also, if the board has failed to consider diversity, including but not limited to, gender and ethnicity, in its board composition.

f	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given the level of time commitment required in their primary job.

k	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2	Discharge of Directors’ Duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3	Board Independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4	Board Diversity: We generally support shareholder proposals urging diversity of board membership with respect to gender, race or other factors where we believe the board has failed to take these factors into account. We will also consider not supporting the re-election of the nomination committee and/or chair (or other resolutions when the nomination chair is not up for re- election) where we perceive limited progress in gender diversity, with the expectation where feasible and with consideration of any idiosyncrasies of individual markets, that female directors represent not less than a third of the board, unless there is evidence that the company has made significant progress in this area. In markets where information on director ethnicity is available, and it is legal to obtain it, and where it is relevant, we will generally also consider not supporting the re-election of the nomination committee chair (or other resolutions when the nomination chair is not up for re-election) if the board lacks ethnic diversity and has not outlined a credible diversity strategy.

5	Majority Voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6	Proxy Access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group

7	Reimbursement for Dissident Nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8	Proposals to Elect Directors More Frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States, we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9	Cumulative Voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10	Separation of Chairman and CEO Positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11	Director Retirement Age and Term Limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12	Proposals to Limit Directors’ Liability and/or Broaden Indemnification of Officers and Directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory Auditor Boards.
The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D. Corporate Transactions and Proxy Fights.
We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each  fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E. Changes in Capital Structure.

1	We generally support the following:

■	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

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U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

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U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

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Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

■	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

■	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

■	Management proposals to effect stock splits.

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Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

■	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2	We generally oppose the following (notwithstanding management support):

■	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

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Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

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Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

■	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.

1	Shareholder Rights Plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2	Supermajority Voting Requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3	Shareholders Right to Call a Special Meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4	Written Consent Rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6	Anti-greenmail Provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7	Bundled Proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

G. Auditors.
We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.

1	We generally support the following:

■
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

■
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

■
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

■	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. MSIM believes that relevant social and environmental issues, including principal adverse sustainability impacts, can influence risk and return. Consequently, we  consider how to vote on proposals related to social and environmental issues on a case-by-case basis by determining the relevance of social and environmental issues identified in the proposal and their likely impacts on shareholder value. In reviewing proposals on social and environmental issues, we consider a company’s current disclosures and our understanding of the company’s management of material social and environmental issues in comparison to peers. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value and we may oppose proposals that intrude excessively on management prerogatives and/or board discretion. We generally vote against proposals requesting reports or actions that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We consider proposals on these sustainability risks, opportunities and impacts on a case-by-case basis but generally support proposals that seek to enhance useful disclosure. We focus on understanding the company’s business and commercial context and recognise that there is no one size fits all that can apply to all companies. In assessing and prioritising proposals, we carefully reflect on the materiality of the issues as well as the sector and geography in which the company operates. We also consider the explanation companies provide where they may depart from best practice to assess the adequacy and appropriateness of measures that are in place.
Environmental Issues
We generally support proposals that, if implemented, would enhance useful disclosure on climate, biodiversity, and other environmental risks such as disclosures aligned with SASB (Sustainability Accounting Standards Board) and the TCFD (Task Force on Climate-related Financial Disclosures). We also generally support proposals that aim to meaningfully reduce or mitigate a company’s impact on the global climate. We generally will support reasonable proposals to reduce negative environmental impacts and ameliorate a company’s overall environmental footprint, including any threats to biodiversity in ecologically sensitive areas. We generally will also support proposals asking companies to report on their environmental practices, policies and impacts, including environmental damage and health risks resulting from operations, and the impact of environmental liabilities on shareholder value.
Social Issues
We generally support proposals that, if implemented, would enhance useful disclosure on employee and board diversity, including gender, race, and other factors. We consider proposals on other social issues on a case-by-case basis but generally support proposals that:

■	Seek to enhance useful disclosure or improvements on material issues such as human rights risks, supply chain management. workplace safety, human capital management and pay equity.

■	Encourage policies to eliminate gender-based violence and other forms of harassment from the workplace.

We may consider withholding support where we have material concerns in relation to a company’s involvement/remediation of a breach of global conventions such as UN Global Compact Principles on Human Rights, Labour Standards, Environment and Business Malpractice

J. Funds of Funds. Certain MS Funds advised by an MSIM Affiliate invest only in other MS Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MS Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MS Fund owns more than 25% of the voting shares of the underlying fund, the MS Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
Voting Conditions Triggered Under Rule 12d1-4
Rule 12d1-4 sets forth the conditions under which a registered fund (“acquiring fund”) may invest in excess of the statutory limits of Section 12(d)(1) of the 1940 Act (for example by owning more than 3% of the total outstanding voting stock) in another registered fund (“acquired fund”). In the event that a Morgan Stanley “acquiring fund” invests in an “acquired fund” in reliance on Rule 12d1-4 under the 1940 Act, and the MS Fund and its “advisory group” (as defined in Rule 12d1-4) hold more than (i) 25% of the total outstanding voting stock of a particular open-end fund (including ETFs) or (ii) 10% of the total outstanding voting stock of a particular closed-end fund, the Morgan Stanley “acquiring fund” and its “advisory group” will be required to vote all shares of the open- or closed-end fund held by the fund and its “advisory group” in the same proportion as the votes of the other shareholders of the open- or closed-end fund.
Because MSIM and Eaton Vance are generally considered part of the same “advisory group,” an Eaton Vance “acquiring fund” that is required to comply with the voting conditions set forth in Rule 12d1-4 could potentially implicate voting conditions for a MS Fund invested in the same open- or closed-end fund as the Eaton Vance “acquiring fund.” The Committee will be notified by Compliance if the conditions are triggered for a particular open- or closed-end fund holding in an MS Fund. In the event that the voting conditions in Rule 12d1-4 are triggered, please refer to the Morgan Stanley Funds Fund of Funds Investment Policy for specific information on Rule 12d1-4 voting requirements and exceptions.
III. ADMINISTRATION OF THE POLICY
The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of MSIM, and is chaired by the director of the Global Stewardship Team (“GST”). Because proxy voting is an investment responsibility and may affect shareholder value, and because of their knowledge of companies and markets as well as their understanding of their clients’ objectives, portfolio managers and other members of investment staff play a key role in proxy voting, and the GST will consult with investment teams ahead of decisions on proxy votes. Consequently, there may be instances where we may split votes at times based on differing views of portfolio managers and/or different client objectives. The GST administers and implements the Policy, as well as monitoring services provided by the proxy advisory firms, third-party proxy engagements and other research providers used in the proxy voting process. As noted above, certain ETFs will follow Calvert’s Proxy Voting Policy and Procedures, which is administered by Calvert’s Proxy Voting and Engagement Department and overseen by Calvert’s Proxy Voting and Engagement Committee. The GST periodically monitors Calvert’s proxy voting with respect to securities held by the ETFs.
The GST Director is responsible for identifying issues that require Committee deliberation or ratification. The GST, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The GST has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee may periodically review and has the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
GST and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in client accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests or investment guidelines of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the GST will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying material “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by GST.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the GST Director determines that an issue raises a material conflict of interest, the GST Director may request a special committee (“Special Committee”) to review, and recommend a course of action with respect to, the conflict(s) in question.
A potential material conflict of interest could exist in the following situations, among others:

1	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MS Funds, as described herein.

3	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4	One of Morgan Stanley’s independent directors or one of MS Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by an MS Fund or affiliate.

If the GST Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3	If the Research Providers’ recommendations differ, the GST Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the GST Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The GST Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the GST for a period of at least six years. To the extent these decisions relate to a security held by an MS Fund, the GST will report the decisions to each applicable Board of Trustees/Directors of those MS Funds (the “Board”) at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
In addition, to the extent that Committee and Special Committee decisions and actions relate to a security held by other pooled investment vehicles, the GST will report the decisions to the relevant governing board of the pooled investment vehicle.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.
MSIM’s Legal Department, in conjunction with GST and GST IT for MS Fund reporting and with the AIP investment team for AIP Closed-End 40 Act Fund reporting, is responsible for filing an annual Form N-PX on behalf of each MS Fund and AIP Closed-End 40 Act Fund for which such filing is required, indicating how all proxies were voted with respect to each such fund’s holdings.
Also, MSIM maintains voting records of individual agenda items a company meetings in a searchable database on its website on a rolling 12-month basis.
In addition, ISS provides vote execution, reporting and recordkeeping services to MSIM.
IV. RECORDKEEPING
Records are retained in accordance with Morgan Stanley’s Global Information Management Policy, which establishes general Firm-wide standards and procedures regarding the retention, handling, and destruction of official books and records and other information of legal or operational significance. The Global Information Management Policy incorporates Morgan Stanley’s Master Retention Schedule, which lists various record classes and associated retention periods on a global basis.
Approved by the Board September 2015, September 27-28, 2016, September 27-28, 2017, October 3-4, 2018, September 24-25, 2019, September 30-October 1, 2020, March 1-2, 2022; December 7-8, 2022.

APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service.
Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Markets investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B — DESCRIPTION OF RATINGS
Standard & Poor’s Ratings Services
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
I. S&P’s Long-Term Issue Credit Ratings
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: Indicates that a rating has not been assigned or is no longer assigned.
Note: Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
II. S&P’s Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.
NR: Indicates that a rating has not been assigned or is no longer assigned.
III. Municipal Short-Term Note Ratings
SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3: Speculative capacity to pay principal and interest.
D: ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action anywhere default on an obligation is a virtual certainty, for example, due to automatic stay provisions.
Moody’s Investors, Inc.
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
I. Moody’s Global Long-Term Rating Scale
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
II. Moody’s Global Short-Term Rating Scale
P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Fitch Ratings Inc.
Fitch Ratings’ credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
I. Fitch’s Long-Term Issuer Credit Rating Scale

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation; b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; c. the formal announcement by the issuer or their agent of a distressed debt exchange; d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a. an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c. has not otherwise ceased operating. This would include: i. the selective payment default on a specific class or currency of debt; ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-“ may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
II. Fitch’s Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structure Finance
F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk. Default is a real possibility.
RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation. Note: The modifiers “+” or

“-“ may be appended to a rating to denote relative status within major rating categories. For the short-term rating category of ‘F1’, a ‘+’ may be appended.
KROLL BOND RATING AGENCY (“KBRA”)
KBRA’S RATING SCALES AND SERVICES
KBRA assigns credit ratings to issuers and their obligations using the same rating scale. In either case, KBRA’s ratings are intended to reflect both the probability of default and severity of loss in the event of default, with greater emphasis on probability of default at higher rating categories. For obligations, the determination of expected loss severity is, among other things, a function of the seniority of the claim. Generally speaking, issuer-level ratings assume a loss severity consistent with a senior unsecured claim. KBRA appends an (sf) indicator to ratings assigned to structured obligations. These definitions should be used in conjunction with KBRA’s rating methodologies.
LONG-TERM CREDIT
AAA Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.
AA Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.
A Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.
BBB Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.
BB Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.
B Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.
CCC Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.
CC Determined to be near default or in default with average recovery expectations.
C Determined to be near default or in default with low recovery expectations.
D KBRA defines default as occurring if:

1	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

2	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

3	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

KBRA may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.
SHORT-TERM CREDIT
KBRA’s short-term ratings indicate an ability to meet obligations that typically have maturities of 13 months or less when issued by corporate entities, financial institutions, and in connection with structured finance transactions. When applied to municipal obligations, KBRA’s short-term ratings typically indicate an ability to meet obligations of three years or less. Short-term ratings may be assigned to both issuers and to specific obligations. As compared to long-term ratings, greater emphasis is placed on an obligor’s liquidity profile and access to funding. KBRA appends an (sf) indicator to ratings assigned to structured finance obligations.
K1+ Exceptional ability to meet short-term obligations.
K1 Very strong ability to meet short-term obligations.
K2 Strong ability to meet short-term obligations.
K3 Adequate ability to meet short-term obligations.
B Questionable ability to meet short-term obligations.

C Little ability to meet short-term obligations.
D KBRA defines default as occurring if:

1	There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered.

2	The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result.

3	The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

NR Not Rated - KBRA has not assigned a rating to the obligation, program, or issuer.
WR Withdrawn Rating - KBRA has withdrawn the rating of a previously rated obligation, program, or issuer. This rating action may be linked to the full repayment of a security, maturity of an obligation, or some other event.

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MORGAN STANLEY ETF TRUST

PART C

OTHER INFORMATION

ITEM 28.	Exhibits

(a)	(1)	Certificate of Trust, is incorporated by reference to Exhibit (a)(1) to the Registration Statement on Form N-1A, as filed on August 16, 2022.
	(2)	Amended and Restated Declaration of Trust, dated September 28, 2022, is incorporated by reference to Exhibit (a)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.
	(3)	Amended and Restated Schedule A, dated September 28, 2023, to the Amended and Restated Declaration of Trust, dated September 28, 2022, is incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on October 2, 2023.
(b)		Bylaws, dated September 28, 2022, is incorporated by reference to Exhibit (b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.
(c)		Not Applicable.
(d)	(1)

Investment Management Agreement with Morgan Stanley Investment Management, Inc., dated January 18, 2023, is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No.

3 to the Registration Statement on Form N-1A, as filed on July 24, 2023.

	(2)	Form of Amended and Restated Schedule A to the Investment Management Agreement with Morgan Stanley Investment Management Inc., dated January 18, 2023, to be filed by further amendment.
	(3)	Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited (relating to the Eaton Vance High Yield ETF), to be filed by further amendment.
	(4)	Form of Sub-Advisory Agreement between Morgan Stanley Investment Management Inc. and Parametric Portfolio Associates LLC (relating to the Parametric Equity Premium Income ETF and Parametric Hedged Equity ETF), to be filed by further amendment.
(e)	(1)	Form of Distribution Agreement with Foreside Fund Services, LLC, is incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
(f)		Not Applicable.
(g)	(1)	Form of Global Custody Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
(h)	(1)	Form of Agency Services Agreement with JPMorgan Chase Bank N.A., is incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
	(2)	Form of Sublicense Agreement with Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, as filed on November 17, 2022.

	(3)	Form of Authorized Participant Agreement, is incorporated by reference to Exhibit (h)(3) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
	(4)	Form of Fund Services Agreement, is incorporated by reference to Exhibit (h)(4) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
(i)		Opinion of Dechert LLP, filed herein.
(j)		Not Applicable.
(k)		Not Applicable.
(l)		Form of Subscription Letter related to Initial Capital provided by Morgan Stanley Investment Management Inc., is incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
(m)		Form of Distribution and Services Plan Under Rule 12b-1, is incorporated by reference to Exhibit (m) to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, as filed on December 23, 2022.
(n)		Not Applicable.
(o)		Reserved.
(p)	(1)	Code of Ethics for Morgan Stanley Investment Management Inc., dated January 1, 2023, is incorporated by reference to Exhibit (p)(1) to Pre-Effective Amendment No. 5 to the Registration Statement on Form N-1A, as filed on January 20, 2023.
	(2)	Code of Ethics for Morgan Stanley Funds, dated May 9, 2023, is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, as filed on July 24, 2023.
(q)		Power of Attorney of Trustees, dated September 28, 2023, is incorporated by reference to Exhibit (q) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, as filed on October 2, 2023.

ITEM 29.	Persons Controlled by or Under Common Control with the Fund

None.

ITEM 30.	Indemnification

Article VII, Section 7.5 of the Amended and Restated Declaration of Trust of the Registrant, a Delaware statutory trust, provides for indemnification of the Trustees, officers and employees of the Registrant by the Registrant, subject to certain limitations. The Amended and Restated Declaration of Trust of the Registrant is incorporated by reference to Exhibit (a)(2).

Section 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”) provides that the Registrant will indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers, employees and agents and any person who controls the Distributor against certain liabilities, subject to certain conditions. A copy of the form of Distribution Agreement is incorporated by reference as Exhibit (e)(1). Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act, and will be governed by the final adjudication of such issue.

ITEM 31.	Business and Other Connections of Investment Adviser

See “Fund Management” in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Management Inc. Morgan Stanley Investment Management Inc. is a wholly-owned subsidiary of Morgan Stanley.

Set forth below is the name and principal business address of each company for which directors or officers of Morgan Stanley Investment Management Inc. serve as directors, officers or employees. In addition to their position with Morgan Stanley Investment Management Inc., certain directors and officers of Morgan Stanley Investment Inc. also hold various positions with, and engage in business for, Morgan Stanley or its other subsidiaries.

Morgan Stanley Investment Management Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley Services Company Inc.

522 Fifth Avenue, New York, NY 10036

Listed below as of December 31, 2022 are the officers and Directors of Morgan Stanley Investment Management Inc.:

NAME AND POSITION WITH	OTHER SUBSTANTIAL BUSINESS,
MORGAN STANLEY INVESTMENT MANAGEMENT INC.	PROFESSION OR VOCATION
Dan Simkowitz Managing Director and President	Managing Director of Morgan Stanley.

Stefanie V. Chang Yu Managing Director, Secretary and General Counsel	Managing Director and Secretary of other entities affiliated with the Adviser.

Deidre Downes Executive Director and Chief Compliance Officer(1)

Jeannine Ali Managing Director and Chief Financial Officer

John Hagarty Managing Director and Director

Ken Topping Managing Director and Director

Anita Rios Executive Director and Treasurer

Anton Kuzmanov Managing Director and Director

Tatiana Segal Managing Director and Director

Jared P. Wong Executive Director and Chief Anti-Money Laundering Officer	Executive Director and Anti-Money Laundering Officer of Morgan Stanley Distribution, Inc. and Morgan Stanley Services Company, Inc.

(1)	Ms. Deidre Downes became Chief Compliance Officer effective March 23, 2023.

For information as to the business, profession, vocation or employment of a substantial nature of additional officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-15757) filed under the Investment Advisers Act of 1940, incorporated herein by reference.

Parametric Portfolio Associates LLC (“Parametric”) acts as the sub-adviser (“Sub-Adviser”) for certain series of the Registrant. The list of officers and directors of Parametric, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Sub-Adviser’s current Form ADV (File No. 801-60485) filed under the Investment Advisers Act of 1940.

ITEM 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
9.	AdvisorShares Trust
10.	AFA Multi-Manager Credit Fund
11.	AGF Investments Trust
12.	AIM ETF Products Trust
13.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
14.	AlphaCentric Prime Meridian Income Fund
15.	American Century ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Core Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	ARK ETF Trust
21.	ARK Venture Fund
22.	ASYMmetric ETFs Trust
23.	B.A.D. ETF, Series of Listed Funds Trust
24.	Bitwise Funds Trust
25.	Bluestone Community Development Fund
26.	BondBloxx ETF Trust
27.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
28.	Bridgeway Funds, Inc.
29.	Brinker Capital Destinations Trust
30.	Brookfield Real Assets Income Fund Inc.
31.	Build Funds Trust
32.	Calamos Convertible and High Income Fund
33.	Calamos Convertible Opportunities and Income Fund
34.	Calamos Dynamic Convertible and Income Fund
35.	Calamos ETF Trust
36.	Calamos Global Dynamic Income Fund
37.	Calamos Global Total Return Fund
38.	Calamos Strategic Total Return Fund
39.	Carlyle Tactical Private Credit Fund
40.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
41.	Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
42.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
43.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
44.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
45.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
46.	Center Coast Brookfield MLP & Energy Infrastructure Fund

47.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
48.	Clifford Capital International Value Fund, Series of World Funds Trust
49.	Clifford Capital Partners Fund, Series of World Funds Trust
50.	Cliffwater Corporate Lending Fund
51.	Cliffwater Enhanced Lending Fund
52.	Cohen & Steers Infrastructure Fund, Inc.
53.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
54.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
55.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
56.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
57.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
58.	Davis Fundamental ETF Trust
59.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
60.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
61.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
62.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
63.	Defiance Pure Electric Vehicle ETF, Series of ETF Series Solutions
64.	Defiance Quantum ETF, Series of ETF Series Solutions
65.	Direxion Funds
66.	Direxion Shares ETF Trust
67.	Dividend Performers ETF, Series of Listed Funds Trust
68.	Dodge & Cox Funds
69.	DoubleLine ETF Trust
70.	DoubleLine Opportunistic Credit Fund
71.	DoubleLine Yield Opportunities Fund
72.	DriveWealth ETF Trust
73.	EIP Investment Trust
74.	Ellington Income Opportunities Fund
75.	ETF Managers Trust
76.	ETF Opportunities Trust
77.	Evanston Alternative Opportunities Fund
78.	Exchange Listed Funds Trust
79.	Fiera Capital Series Trust
80.	FlexShares Trust
81.	Forum Funds
82.	Forum Funds II
83.	Forum Real Estate Income Fund
84.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
85.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
86.	Guinness Atkinson Funds
87.	Harbor ETF Trust
88.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
89.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
90.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
91.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
92.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
93.	IDX Funds
94.	Innovator ETFs Trust
95.	Ironwood Institutional Multi-Strategy Fund LLC
96.	Ironwood Multi-Strategy Fund LLC
97.	John Hancock Exchange-Traded Fund Trust
98.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
99.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
100.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
101.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
102.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers

103.	Manor Investment Funds
104.	Merk Stagflation ETF, Series of Listed Funds Trust
105.	Milliman Variable Insurance Trust
106.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
107.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
108.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
109.	Mohr Sector Navigator ETF, Series of Collaborative Investment Series Trust
110.	Morgan Stanley ETF Trust
111.	Morningstar Funds Trust
112.	Mutual of America Investment Corporation
113.	NEOS ETF Trust
114.	North Square Investments Trust
115.	OTG Latin American Fund, Series of World Funds Trust
116.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
119.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
120.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
121.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
122.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
123.	Palmer Square Opportunistic Income Fund
124.	Partners Group Private Income Opportunities, LLC
125.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
126.	Perkins Discovery Fund, Series of World Funds Trust
127.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
128.	Plan Investment Fund, Inc.
129.	PMC Core Fixed Income Fund, Series of Trust for Professional Managers
130.	PMC Diversified Equity Fund, Series of Trust for Professional Managers
131.	Point Bridge America First ETF, Series of ETF Series Solutions
132.	Preferred-Plus ETF, Series of Listed Funds Trust
133.	Putnam ETF Trust
134.	Quaker Investment Trust
135.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
136.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
137.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
138.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
139.	Renaissance Capital Greenwich Funds
140.	Reynolds Funds, Inc.
141.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
142.	RiverNorth Patriot ETF, Series of Listed Funds Trust
143.	RMB Investors Trust
144.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
145.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
146.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust
147.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
148.	Roundhill BIG Bank ETF, Series of Listed Funds Trust
149.	Roundhill BIG Tech ETF, Series of Listed Funds Trust
150.	Roundhill Cannabis ETF, Series of Listed Funds Trust
151.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
152.	Roundhill MEME ETF, Series of Listed Funds Trust
153.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
154.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
155.	Roundhill Video Games ETF, Series of Listed Funds Trust
156.	Rule One Fund, Series of World Funds Trust
157.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
158.	Six Circles Trust

159.	Sound Shore Fund, Inc.
160.	Sparrow Funds
161.	Spear Alpha ETF, Series of Listed Funds Trust
162.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
163.	STF Tactical Growth ETF, Series of Listed Funds Trust
164.	Strategic Trust
165.	Strategy Shares
166.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
167.	Syntax ETF Trust
168.	Tekla World Healthcare Fund
169.	Tema ETF Trust
170.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
171.	Teucrium AiLA Long-Short Agriculture Strategy ETF, Series of Listed Funds Trust
172.	Teucrium AiLA Long-Short Base Metals Strategy ETF, Series of Listed Funds Trust
173.	The Community Development Fund
174.	The Finite Solar Finance Fund
175.	The Private Shares Fund
176.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
177.	Third Avenue Trust
178.	Third Avenue Variable Series Trust
179.	Tidal ETF Trust
180.	Tidal Trust II
181.	TIFF Investment Program
182.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
183.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
184.	Timothy Plan International ETF, Series of The Timothy Plan
185.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
186.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
187.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
188.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
189.	Total Fund Solution
190.	Touchstone ETF Trust
191.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
192.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
195.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
198.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
199.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
200.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
201.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
202.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
203.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
204.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
205.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
206.	U.S. Global Investors Funds
207.	Union Street Partners Value Fund, Series of World Funds Trust
208.	Variant Alternative Income Fund
209.	Variant Impact Fund
210.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
211.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
212.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
213.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

215.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
216.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
217.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
219.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
220.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
221.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
222.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
223.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
227.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
229.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
230.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
231.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
232.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
233.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.	Volatility Shares Trust
235.	West Loop Realty Fund, Series of Investment Managers Series Trust
236.	Wilshire Mutual Funds, Inc.
237.	Wilshire Variable Insurance Trust
238.	WisdomTree Digital Trust
239.	WisdomTree Trust
240.	WST Investment Trust
241.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

Item 32(c)	Not applicable.

ITEM 33.	Location of Accounts and Records

JP Morgan Chase Bank NA

70 Fargo St

Boston, MA 02210

(records relating to its functions as administrator, custodian, transfer agent and dividend disbursing agent)

Morgan Stanley Investment Management Inc.

1633 Broadway

New York, NY 10019

(records relating to its function as investment adviser)

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, NY 10036

(records relating to its function as investment adviser)

ITEM 34.	Management Services

Registrant is not a party to any such management-related service contract.

ITEM 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirement for effectiveness of this Post-Effective Amendment to the Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 6th day of October, 2023.

MORGAN STANLEY ETF TRUST

By:	/s/ John H. Gernon
John H. Gernon
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures			Title	Date

(1) Principal Executive Officer

By:	/s/ John H. Gernon		Principal Executive Officer	October 6, 2023
John H. Gernon

(2) Principal Financial Officer

By:	/s/ Francis J. Smith		Principal Financial Officer	October 6, 2023
Francis J. Smith

(3) Majority of the Trustees

Independent Trustees

	Frank L. Bowman	Dr. Manuel H. Johnson
	Frances L. Cashman	Joseph J. Kearns
	Kathleen A. Dennis	Michael F. Klein
	Nancy C. Everett	Patricia A. Maleski
	Eddie A. Grier	W. Allen Reed (Chairman)
Jakki L. Haussler

By:	/s/ Mark Parise			October 6, 2023
Mark Parise
Attorney-in-Fact for the Independent Trustees

EXHIBIT INDEX

MORGAN STANLEY ETF TRUST

(i)	Opinion of Dechert LLP